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                                                                  EXHIBIT 99.154

CIGMOD
--------------------------------------------------------------------------------
                                                                 TRAINING MANUAL
                                                                    January 1997






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SYSTEMATIC SOLUTIONS, INC.                               POLICY ASSESSMENT CORP.
534 E. DAYTON-YELLOW SPRINGS RD.                         14604 WEST 62ND PLACE
FAIRBORN, OHIO 45324                                     ARVADA, COLORADO 80004
(937) 878-8603                                           (303) 467-3566






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

WELCOME TO CIGMOD........................................................................................1

THE COMPETITIVE INDUSTRY GAMING MODEL....................................................................1

   THE PHASES............................................................................................1
      Transitional Market................................................................................1
      Massive Restructuring..............................................................................1
      System Divestiture.................................................................................1
      Market Gaming......................................................................................2
      Re-Regulation......................................................................................2
      Industry Consolidation.............................................................................3
   THE CIGMOD PLAYERS....................................................................................3
   THE MARKET............................................................................................3
   THE RETAIL COMPANIES..................................................................................3
   THE GENERATION COMPANIES..............................................................................4
   THE REGULATORY COMMISSION.............................................................................5

HOW TO PLAY CIGMOD.......................................................................................5

   TIPS FOR NEW PLAYERS..................................................................................6
   TIPS FOR THE RETAIL COMPANY...........................................................................6
   CALCULATING WHAT YOU NEED TO BUY......................................................................6
   NEGOTIATING YOUR CONTRACTS............................................................................6
   ESTIMATING THE CAPACITY FACTOR OF A CONTRACT..........................................................7
   ESTIMATING THE PER UNIT COST OF CONTRACT POWER........................................................8
   PRICING RETAIL POWER..................................................................................9
   CHECKING YOUR PROGRESS................................................................................9
   TIPS FOR THE GENERATION COMPANY......................................................................10
   HOW MUCH CAPACITY DO YOU HAVE?.......................................................................10
   WHAT DO YOU WANT TO SELL IT FOR?.....................................................................10
   SAMPLE CALCULATION FOR DETERMINING PROFIT OBJECTIVES.................................................11
   DO YOU WANT TO BUILD MORE GENERATION?................................................................12
   CHECKING YOUR PROGRESS...............................................................................13

RETAIL COMPANY ACTIONS - UNDERSTANDING AND USING FORMS..................................................14

   FORM 1 - DIRECT ACCESS OR CFD CAPACITY CONTRACT......................................................14
   FORM 2 - TRENDED DIRECT ACCESS OR CFD CAPACITY CONTRACT..............................................15
   FORM R3 - RETAIL COMPANY SPOT MARKET PURCHASE STRATEGY...............................................16
   FORM R4 - RETAIL COMPANY RETAIL PRICE STRATEGIES.....................................................17
   FORM R5 - RETAIL COMPANY ADVERTISING BUDGET..........................................................18
   FORM R6 - RETAIL COMPANY MERGER......................................................................19
   FORM R7 - RETAIL COMPANY ACQUISITIONS................................................................19
   FORM R8 - RETAIL COMPANY HOSTILE TAKE OVER...........................................................20
   FORM R9 - RETAIL COMPANY FINANCIAL REORGANIZATION....................................................21
   FORM R10 - RETAIL COMPANY MODIFY DIVIDEND RATE.......................................................21
   FORM R11 - RETAIL COMPANY MODIFY DEBT/EQUITY RATIO...................................................22
   FORM R12 - RETAIL COMPANY CASH TRANSFER..............................................................22
   FORM R13 - RETAIL COMPANY DIRECT ACCESS BILLING STRATEGY.............................................24
   FORM R14 - RETAIL COMPANY TAKE OVER STRATEGY.........................................................26
   FORM R15 - RETAIL COMPANY CONTRACT CANCELLATION......................................................27
   FORM R16 - RETAIL COMPANY PLAYER STATUS ADJUSTMENT...................................................28


RETAIL COMPANY REPORTS..................................................................................29

   TABLE R1:  RETAIL ENERGY COMPANY FORECAST............................................................29
   TABLE R2:  RETAIL ENERGY COMPANY STATEMENT OF INCOME AND FINANCE.....................................30
   TABLE R3:  RETAIL ENERGY COMPANY PURCHASES AND COSTS.................................................33
   TABLE R4:  RETAIL ENERGY COMPANY CONTRACT INFORMATION................................................35
   TABLE R5:  RETAIL ENERGY COMPANY PRICES..............................................................37
   TABLE R6:  RETAIL ENERGY COMPANY SALES...............................................................39
   TABLE R7:  RETAIL ENERGY COMPANY PERFORMANCE MEASURES................................................41
   TABLE R8:  SYSTEM ENERGY BALANCE.....................................................................43
   TABLE R9:  RETAIL ENERGY COMPANY COST PERFORMANCE DETAILS............................................45
      Table R9: Retail Energy Company Cost Performance Details for 1999, DARW...........................45
   TABLE R10:  SYSTEM CAPACITY MARGIN...................................................................47

GENERATION COMPANY ACTIONS - UNDERSTANDING AND USING FORMS..............................................48

   FORM 1 - DIRECT ACCESS OR CFD CAPACITY CONTRACT......................................................48
   FORM 2 - TRENDED ELECTRIC CAPACITY CONTRACT..........................................................50
   FORM G3 - GENERATION COMPANY CAPACITY EXPANSION STRATEGIES...........................................51
   FORM G4 - GENERATION COMPANY SPOT MARKET BIDDING STRATEGIES..........................................52
   FORM G5 - GENERATION COMPANY PLANT RETIREMENTS.......................................................54
   FORM G6 - THE GENERATION COMPANY SPOT MARKET PURCHASE STRATEGIES.....................................55
   FORM G7 - GENERATION COMPANY MERGERS.................................................................56
   FORM G8 - GENERATION COMPANY ACQUISITION.............................................................56
   FORM G9 - GENERATION COMPANY HOSTILE TAKE OVER.......................................................57
   FORM G10 - GENERATION COMPANY FINANCIAL REORGANIZATION...............................................58
   FORM G11 - GENERATION COMPANY MODIFY DIVIDEND RATE...................................................59
   FORM G12 - GENERATION COMPANY MODIFY DEBT/EQUITY RATIO...............................................59
   FORM G13 - GENERATION COMPANY CASH TRANSFER..........................................................60
   FORM G14 - GENERATION COMPANY DIRECT ACCESS SELLING QUANTITY STRATEGIES..............................61
   FORM G15 - THE GENERATION COMPANY DIRECT ACCESS BILLING STRATEGY.....................................62
   FORM G16 - GENERATION COMPANY BUY/SELL CAPACITY......................................................64
   FORM G17 - GENERATION COMPANY CANCEL CONSTRUCTION....................................................65
   FORM G18 - GENERATION COMPANY TAKE OVER STRATEGY.....................................................66
   FORM G19 - GENERATION COMPANY PLAYER STATUS ADJUSTMENT...............................................67
   FORM G20 - TRANSMISSION CONSTRAINTS..................................................................68

GENERATING COMPANY REPORTS..............................................................................69

   TABLE G1:  GENERATION COMPANY CAPACITY REQUIREMENT STATEMENT (MW)....................................70
   TABLE G2:  GENERATION COMPANY STATEMENT OF INCOME AND FINANCE........................................71
   TABLE G3:  GENERATION COMPANY DIRECT ACCESS OR CFD SALES AND REVENUES................................72
   TABLE G4:  GENERATION COMPANY CONTRACT INFORMATION...................................................74
   TABLE G5:  GENERATION COMPANY CAPACITY COSTS.........................................................76
   TABLE G6:  GENERATING COMPANY CAPACITY UNDER CONSTRUCTION............................................78
   TABLE G7:  GENERATING COMPANY GENERATION COSTS.......................................................79
   TABLE G8:  GENERATING COMPANY GENERATION BALANCE.....................................................81
   TABLE G9:  SPOT MARKET SALES AND REVENUE.............................................................83
   TABLE G10:  GENERATING COMPANY PERFORMANCE MEASURES..................................................85
   TABLE G11:  REGION CAPACITY REQUIREMENT STATEMENT (MW)...............................................87
   TABLE G12:  REGIONAL GENERATION BALANCE..............................................................88
   TABLE G13:  REGIONAL CAPACITY MARGINS................................................................90
   TABLE G14:  UNIT COST SUMMARY........................................................................92
   TABLE G15:  TRANSMISSION CONSTRAINTS.................................................................95

                                WELCOME TO CIGMOD

                      THE COMPETITIVE INDUSTRY GAMING MODEL

During the next few hours you will assume one or more of the new roles in the electric industry marketplace - that of unregulated generator, a regulated or unregulated retail company or an independent power producer. The challenge will be to survive and even thrive in the new competitive market by understanding how to make contracts, build plants, and merge with other companies.

The transition to a deregulated electric utility market is a messy one - with many transitional steps occurring simultaneously. Your task will be to manage these steps to put your company in a profitable position. We identify six phases of the deregulation process and believe that CIGMOD can help you learn to "play through" the phases successfully.

THE PHASES

The six phases identified are: Transitional Market, Massive Restructuring, System Divestiture, Market Gaming, Re-regulation, and Industry Consolidation.

TRANSITIONAL MARKET

The transition phase of utility deregulation corresponds to an attempt at "giving" up control while controlling the consequences. Ultimately the rules increase to the point where compliance becomes an overwhelming task. At this point, a collective solution that removes direct responsibility must come into being. For the utilities, this is the Independent System Operator (ISO). Learning to use an ISO is part of the CIGMOD experience.

MASSIVE RESTRUCTURING

Once any portion of the market place experiences the choices that competitive economics offer, all other portions of the market place demand the same treatment. Retail wheeling has little choice but to develop where economic imbalances are perceived as unjustified and then quickly spread wherever deregulation can gain a foothold. CIGMOD will give you experience working with different retail wheeling scenarios.

SYSTEM DIVESTITURE

Once deregulation achieves retail wheeling, conflicts among generation, marketing, transmission and distribution widen. Generation struggles in the market place every moment of every day. It has high risks and high potential gains. It has cash flow requirements to cover capacity financial burdens. It needs to over-book capacity to make sure that capacity will be utilized as fully as possible, knowing that it may be forced to go on the spot market itself to meet contract obligations. It needs to inform the transmission system of its intent without showing its hand to its competitors. It needs to build cash reserves to cope with "price wars" and "gaming mishaps." Because transmission is still



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regulated, it has "an obligation to serve" with minimal chance to earn significant returns. If transmission expansion is required, the assets and financial strength of the generation would be needed to secure investment funds and support the project. The final results would be more competitive pressures on the generator. This conflict of interest requires the two to severe all financial and legal ties.

In addition, the distribution portion of the utility experiences regulatory pressures to minimize cost. If marketing is part of distribution, it must find low cost suppliers to maximize its retail and wholesale market share. The associated generator would then need to negotiate contracts under competitive bids with other generators. The inside information that an associated distribution/marketing unit would have makes the negotiations problematic for the associated generator. Further, the distribution company may find the generation supply the transmission topology allows is more expensive than that from a CCGT plant it could build nearby on its own.

Finally, the generator would have advantage marketing its own power without the dependence on a "utility" marketing function serving its own interests, especially when the generator must also sell power in other markets outside its service area where it may be more competitive than "at home." Separating retail marketing from the now passive distribution function and providing "generation" its own independent marketing arm maximizes everyone's advantage. The pressures to divest overpower any arguments to resist. CIGMOD simulates this divestiture.

MARKET GAMING

Once the companies have divested, each company can utilize its individual capabilities to its best advantage. Because each entity has remnant features suitable only in the regulated environment, an incongruity of new purpose and old function occurs. Because each incongruity could pose a disadvantage, the "battle" is necessarily fought more on wit than power. And as with any battle, strategy and tactic guide progress and success. Whenever the choices of alternative courses of action depend on the actions of others, the "theory of games" applies. Hence there can be little doubt the transition will be a time of gaming. CIGMOD helps you devise winning strategies under a variety of potential assumptions about the future.

RE-REGULATION

Rules change only when economic or social pressure demand - whenever someone feels "unfairness" is the source of his or her critical problem. Gaming produces winners and losers. A slight tilt towards losing soon becomes a capsize as cash and resources drain away. Some players abuse their market power, and the victims demand safeguards. Some physical constraints or novel strategies may eventually overwhelm specific market mechanisms and regulatory intervention then becomes critical to avoid complete market failure. As the sides change and the strength of competitors ebb and wane, new problems arise along with new rationalizations to intervene. Eventually the system stabilizes when the effort to change the rules exceeds the loss from coping with existing rules. CIGMOD can be parameterized with different sets of rules.



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INDUSTRY CONSOLIDATION

Once the market recognizes the increase in certainty, participants would attempt to lock-in advantageous situations. Many generators would find themselves selling regularly to selected distribution companies, marketers, or customers. The economies from reducing uncertainty further or locking in sales force reintegration. The combined companies then have economies of scope. Because the impetus for re-regulation implies that many participants have reached the "end" of their gaming days, sweep-up acquisitions surge. A handful of national vertically integrated utilities form but many small market niche utilities continue in remote areas or in unique economic conditions. Transmission assets, having been the pawns of the transition, lose market value and a single national transmission company, probably with quasi-public ownership takes shape. The storm of deregulation has finally subsided. CIGMOD can simulate the possible surge in acquisitions and vertical integration.

THE CIGMOD PLAYERS

The CIGMOD players include retail companies and generation companies, independent power producers, and the regulatory commission all interacting in a single market. CIGMOD can be played with or without retail wheeling. If no retail wheeling is allowed, then the retail companies remain regulated. If retail wheeling is permitted then the industry is fully deregulated. Generally the first few games use regulated retail companies; as players gather more expertise, the additional complexities of retail wheeling are added.

THE MARKET

This version of CIGMOD simulates MAIN, MAPP and part of ECAR. The residential customers live in everything from high rise apartments to mobile homes, there is a wide variety of commercial establishments of all sizes and a large industrial sector that includes mining, heavy industry and high technology is spread throughout the service territories. The system as a whole is significantly summer peaking, a result of high saturations in electric air conditioning (and hot, humid summers). Winter heating requirements are met generally with natural gas; the electric utilities face stiff competition from aggressive natural gas companies in the area that actively compete for heating load.

THE RETAIL COMPANIES

In the absence of retail wheeling, the retail companies buy electricity from generation companies and sell electricity to the residential, commercial, and industrial customers within their service territory. The retail companies negotiate contracts with generation companies to buy electricity and obtain any remaining electricity on the spot market. The regulatory commission sets the prices (with generation/transmission cost-pass-through provisions) charged by the retail companies. Company performance is measured by reviewing negotiated prices and comparing them with historical prices. The decisions the players make include:



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

1.       Entering contracts to buy power;

2.       Buying power from the spot market;

3.       Setting retail prices;

4.       Marketing and advertising to increase market share;

5.       Initiating mergers, acquisitions or hostile takeovers;

6.       Filing for financial reorganization;

7.       Changing the dividend payout ratio;

8.       Changing the debt/equity ratio;

9.       Creating a generation company.

10.      Participating in the power auction; and

11.      Canceling contracts to buy power

When retail wheeling is added, retail prices have reduced regulatory restrictions. CIGMOD provides additional information on sales to each service area. The magnitude, timing and acceptance of retail wheeling is set at the beginning of a CIGMOD game. Choosing to wheel is based on perceived price and non-price factors, including advertising. Parameters can be adjusted to make customers more or less susceptible to wheeling.

THE GENERATION COMPANIES

CIGMOD recognizes three types of generation companies: the generation companies that result from splitting the current utility companies, independent power producers (IPPs), and the "boundary" electric utility companies which may service distribution companies in the region. The first two types are fully modeled and are selected by players; the latter provides emergency power to the region if available capacity in the region becomes scarce. Electricity is always available - at a price. The default price for emergency power is set high, penalizing those who do not procure sufficient power.

The independent power producer starts the game with no assets, liabilities or capacity (unless IPPs exist at the beginning of the initial gaming period). The IPP does have the ability to raise money for the construction of generating capacity by issuing common stock and selling bonds. IPPs can build several types of plants including gas combined cycle units.

The generation companies earn money by generating and selling electricity. They enter into contracts with retail companies and construct new plants to fulfill these contracts.


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

They are required to meet their financial requirements by either selling bonds or common stock. The decisions which the players make include:

1.       Entering contracts to sell power;

2.       Beginning construction of new plants;

3.       Selling power to the spot market;

4.       Retiring generating capacity;

5.       Buying power from the spot market;

6.       Initiating mergers, acquisitions or hostile takeovers;

7.       Filing for financial reorganization;

8.       Changing the dividend payout ratio;

9.       Changing the debt/equity ratio;

10.      Participating in the power auction;

11.      Buying generating capacity from another generation company;

12.      Selling generating capacity to another generation company;

13.      Canceling a plant under construction;

14.      Canceling contracts to sell power; and

15.      Creating a retail energy company.

The plants generally constructed, natural gas plants, have a one year construction time. If you initiate a natural gas plant in 1996, it is built in 1996 and can be used in 1997.

THE REGULATORY COMMISSION

In the absence of retail wheeling, the regulatory commission has the responsibility of setting the pricing rules that the retail energy companies will follow to charge the residential, commercial, and industrial customers. It also determines the pricing and access rules for the distribution and transmission companies and the operation rules of energy brokers and operating companies. Regulated prices are based on the expenses, the rate base, and the cost of capital of the regulated companies. A one year regulatory "lag" rewards retail companies that lower costs in the regulated environment. Because prices will not be adjusted until the second year, cost savings during the first year of cost decreases accrue to the company and its stockholders.


                               HOW TO PLAY CIGMOD

To begin a game of CIGMOD players are divided into teams (generally 1-3 players per team) and each team selects a name and its role as retail company, generating company, independent power producer, or independent retail company. After this information is entered into the computer, the initial years are simulated and reports are produced for each team. After reviewing its reports, each team implements contracts and other policy options by filling out action forms and submitting the forms to the operator. The operator enters the data from the forms into the computer, executes another year of the simulation,


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and prints new reports for each team. This process is repeated until the end of the simulation period (generally the year 2015).

TIPS FOR NEW PLAYERS

CIGMOD simulates a complex set of interactions. The reports are designed to provide feedback on the results of your decisions. Therefore, you are encouraged to make decisions by signing contracts, building plants, etc., and then review the results of your actions. You will make mistakes, but from your mistakes you will learn about CIGMOD and gaming strategies in the new competitive electric industry.

TIPS FOR THE RETAIL COMPANY

Note that the demand forecasts include a 10% reserve margin. The retail companies need to guard against unexpected demand growth and inaccurate forecasts. You may wish to re-calculate your needs with a different reserve margin when you contract for power. Remember, any power you fail to contract for that you later need, will be satisfied with power from the spot market.

CALCULATING WHAT YOU NEED TO BUY

Table R1 contains an estimate of the amount of power in MW you need to purchase to satisfy you peak demand using a 10% reserve margin. You will generally want contracts with low capacity costs for your peaking demands and contracts with low energy costs for your baseload demands and R4 (Retail Company Contract Information).

After you determine how much and what kind of power you need, you need to know what you have under contract and how long these contracts last. To see a summary of your current contracts, look at retail report R1 (Retail Energy Company Forecast) under Capacity Under Contract.

NEGOTIATING YOUR CONTRACTS

In CIGMOD contracts are reservations for capacity and are given in MW. The energy taken in GWh will depend on the actual needs of the retail company. Therefore, the cost to the retail company for capacity payments is fixed by the contract; the energy costs are variable and will depend on the amount of energy taken.

Now you have to determine what you would be willing to pay for the new capacity. The best way to do this is to get some idea of what you paid for it in the past
- a benchmark for future negotiations with generators. Again, look at Table R4 (Retail Company Contract Information). Two sets of component costs are given - one is in mills (0.10 cents) per kWh and the other in $/kW. The average cost calculated in Table R4 is a per kWh measure and includes a portion of any capacity charges negotiated in the contract (and apportioned to all kWh) as well as the variable cost. Therefore, while the fixed and



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variable cost components of the generation remain the same through the life of the contract, the average cost may change as more or fewer kWh are purchased.

As you look over your previous contracts you will begin to get some idea of what you will be willing to pay for power in the future. You probably should try to use these numbers as ceiling prices - competition theoretically should make your prices fall. How far under these prices you can go is up to you and your negotiating skills.

Once you understand your needs and current contract costs you should talk to several generating companies to obtain price quotes for the power you need. The generating companies are generally anxious to sell power. The price quotes will contain capacity charges and energy charges; you will need to balance the capacity and energy charges to compare the generating company offers. The capacity charge reserves actual MW of generating capacity for your customers; the energy charge is a per kWh charge that covers variable costs (including fuel costs). The specific variable and capacity costs for each contract are listed in Table R4 (Retail Company Contract Information).

One way to compare the offers is to convert both prices to an average cost. To convert capacity and energy charges into a cost per kWh, you will need to estimate the expected capacity factor of the contract. The capacity factor of a contract is the amount of energy purchased divided by the maximum amount of energy which could be purchased. The capacity factors of your existing contracts are given on Table R4. You can estimate the expected capacity from each contract (see below) or use a "rule of thumb" of a capacity factor of 65%.

Another way to compare and negotiate prices is to force one of the numbers on the generating companies and make them compete on the other. For example, tell the generating companies you are willing to pay $100/kW, but would like to see alternative offers on the energy charges.

Given capacity costs are fixed and energy costs are variable, your decision on the best method to trade-off the two charges will become part of your strategy and part of what you will learn from CIGMOD. You are encourage to make several small to medium sized contracts, then review your reports and see the impact of each contract.

ESTIMATING THE CAPACITY FACTOR OF A CONTRACT

The amount of energy purchased from a contract depends on when it is "dispatched" by the retail company which in turn depends on the energy (variable) cost of the contract. The contracts with the lowest energy cost are dispatched first. If you negotiate a contract with an energy cost lower than any of your existing contracts, then its capacity factor will be high (possibly 100% indicating that you purchased power every hour of the year from this contract). If you negotiate a contract with energy costs higher than your existing contracts, then its capacity will be low (possibly zero indicating that you purchased no



                                       7
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energy from this contract). If the energy cost is somewhere in the middle, then you would expect the capacity factor to be in the middle as well.

ESTIMATING THE PER UNIT COST OF CONTRACT POWER

Suppose you are offered a contract with a $300/kW capacity charge and 25 mills/kWh energy charge which you expect to have a 65% capacity factor. What would be the estimated average cost of power for this contract if you need 100 MW of capacity?

         Set up the known quantities:
                  $300/kW CAPACITY CHARGE
                  25 mills/kWh ENERGY CHARGE
                  100 MW or 100,000 kW of CAPACITY NEEDED
                  65% expected CAPACITY FACTOR
                  8760 HOURS PER YEAR

         Determine the potential kWh of production from 100 MW (100,000 kW) contract if the capacity factor is 65%:

                  100,000*8760*.65=569,400,000 kWh

         569,400,000 kWh could be expected to be purchased from a 100 MW contract if the capacity factor is 65%.

         The capacity cost (cost of reserving this capacity) is $300 (per kW) times 100,000 kW or $30 million:

                  $300*100,000 = $30,000,000.

         The energy cost is 25 mills ($0.025) per kWh times 569,400,000 kWh purchased or $14.235 million:

                  $0.025*569,400,000=$14,235,000

         The total cost of the contract is the capacity cost ($30,000,000) plus the energy cost ($14,235,000) or $44,235,000:

                  $30,000,000+$14,235,000 = $44,235,000

         The average cost per kWh is the total cost ($44,235,000) divided by the number of kWh purchased (569,400,000) or 78 mills ($0.078):

                  $30,000,000/569,400,000 = $0.078 or 78 mills or 7.8 cents per
                  kWh





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

         The capacity cost per kWh is the capacity cost $30,000,000 divided by the number of kWh purchased (569,400,000) or 53 mills/kWh ($0.053/kWh):

                  $30,000,000/569,400,000=$0.053/kWh or 5.3 cents or 53
                  mills/kWh.

         The average cost of power is equal to the energy cost of 25 mills/kWh plus the capacity cost of 53 mills/kWh or 78 mills/kWh:

         53 mills (capacity cost)+25 mills (energy costs)=78 mills/kWh or 7.8 cents/kWh.

PRICING RETAIL POWER

If no retail wheeling is taking place, then prices are determined in the regulatory arena and the retail company has no flexibility in its pricing. However, if retail wheeling is operating, the retail company must price its power competitively. The unit of power calculations performed above should give the retail company the minimum prices it can charge to generate sufficient revenue to cover all its costs. However, this is only a beginning; the minimum revenue figure may be accomplished in many different ways. Fixed costs may be added to or subtracted from different loads to compete in different sub-markets. Prices can be raised above cost when the retailer believes it is advantageous to do so. A trial and error approach will help the retail company determine the shape of the demand curve(s) it is facing.

CHECKING YOUR PROGRESS

There is a set of indicators that allows you to track your performance and measure it against the performance of others. Variables listed include sales, average price, profits and return on equity.

o    In games with no retail wheeling:

To find out how you're doing, check the average class prices (Table of Retail Performance Measures) to see if your prices are lower than prices during the historical period. Since you are technically still "regulated", you are allowed to recover your costs from your service territory. So your prices are your best indicator of how well you are doing. If your prices are much higher than expected, check to see if you contracted for enough power. If you didn't, you had to buy on the spot market at a high price. Remember that you will experience natural demand growth in the future. Also, if your prices are falling, you will capture additional market share so demand will increase over and above the economically driven demand increase.



o    In games with retail wheeling:

A good place to start is to look at your return on equity. If it has started to fall, your prices may be too high and you may losing your market share. Check your sales. If they are falling, try to bargain harder with generators the next time and try to more closely match you base and peaking loads. There is a mechanism to release parties from their contracts by mutual agreement, try to use this if your contracts are really overpriced (both parties must agree to the release). Reduce your prices where ever possible, starting where you are losing the most load.

TIPS FOR THE GENERATION COMPANY

As an unregulated generator, you can no longer rely on rate case rates and stable retail markets. You can use your past history as a guide to future pricing, but it perhaps is better to think of past prices as ceiling prices. In order to sell your power, you need to know what you have, how much you have and what it costs to use it.

HOW MUCH CAPACITY DO YOU HAVE?

Look at Table G1: Generation Components and Capacity Requirements. Your capacity is divided into capacity currently committed by contract and that which is available for sale. The capacity currently committed by contract can exceed the actual capacity. If the actual demand (up to the contract level) exceeds your supply, you will buy emergency power to fill the excess demand. Also shown on this table is capacity under construction. Natural gas plants take two years to build. After looking at the total capacity available and the capacity under contract, you should make a decision about how much capacity you will offer for sale.

WHAT DO YOU WANT TO SELL IT FOR?

Look at the Table G5 of Generation Company Capacity Costs to understand your companies cost structure. The plants are divided into fuel types with each plant having its own set of costs. The embedded annual fixed cost represents the cost per kW you need to recover on your existing plant to stay financially healthy. The variable cost of plants (mills/kWh) is the marginal cost of energy from a particular plant type. It includes both variable O&M costs and fuel costs. The plant capacity factor is used to help allocate your fixed costs on a per kWh basis. It is simply the percentage of potential GWh that are actually generated. There are 8760 hours in a year. If a plant is available 90% of the time then (8760-*.90) 7884 hours are available for the plant to generate. If the capacity factor is 65%, then the plant is generating for (8760*0.65) 5125 hours per year. If the plant is 100 MW, then it produced 512,500 MWh or 512.5 GWh of power during the year.

When you prorate your fixed costs over the kWh generated from the plant, and add the variable costs (including fuel costs), you have determined your average embedded cost of power from that unit. In order to recover all your fixed costs, you need to sell at least the estimated kWh of generation from that plant at a price equal to the average embedded cost of power. If price is set equal to the average minimum cost of power but you sell fewer kWh, then you will be short revenue. If you sell the estimated kWh but charge a price that does not cover your average embedded costs, you will also come up revenue short. To provide a "cushion" against this happening, you can set your prices slightly higher or calculate your average embedded cost of power with a more conservative kWh value.

If you want to, you can offer the capacity cost and variable cost indicated by your embedded costs. However, you can certainly offer more or less or you can alter the ratio of fixed to variable costs. Suppose, for example, your capacity cost for a particular plant is $75 and the variable cost is 25 mills/kWh. If a retail company is shopping around for 100 MW of baseload capacity, setting your capacity costs at $100/kW rather than $75/kW and your variable costs at 19 mills/kWh rather than 25 mills/kWh, might enable you to recover your costs and present a more appealing package to a the baseload power buyer who tends to look at variable cost. (The reverse is true for those shopping for peaking capacity.) To determine whether your new mix of fixed and variable costs will meet your profit objectives, perform the following calculations:

              SAMPLE CALCULATION FOR DETERMINING PROFIT OBJECTIVES

         CAPACITY COST: $150/kW
         VARIABLE COST: 19 mills/kWh
         EXPECTED LOAD FACTOR: 80%
         MW DESIRED: 100 MW or 100,000 kW
         NUMBER OF HOURS IN A YEAR: 8760

         Calculate the total capacity revenue:

                  $150*100,000=$15,000,000 in total capacity costs

         Calculate the potential kWh sales from 100,000 kW capacity (kW*number of hours in the year* expected load factor:

                  100*1000*8760*.8=700,800,000 kWh sales

         Calculate revenue from variable costs. Divide total capacity costs by total kWh sales to yield fixed cost per kWh:

                  $15,000,000/700,800,000=$0.021/kWh or 2.1 cents/kWh or 21
                  mills/kWh.

         These 21 mills of fixed cost are then added to the 19 mills of variable for a total average cost of 40 mills/kWh. Total revenue is calculated by multiplying average cost per kWh by total kWh:

                  0.040*700,800,000=$28,032,000

         If the original values had been used,

         CAPACITY COST: $75/kW
         VARIABLE COST: 25 mills/kWh
         LOAD FACTOR: 80%
         MW DESIRED: 100 MW or 100,000 kW
         NUMBER OF HOURS IN A YEAR: 8760

         Calculate the total capacity costs:

                  $75*100,000=$7,500,000 in total capacity costs

         Calculate the potential kWh sales from 100 MW capacity (kW*number of hours in the year*load factor:

                  100*1000*8760*.8=700,800,000 kWh sales

         Divide total capacity costs by total kWh sales to yield fixed cost per kWh:

                  $7,500,000/700,800,000=$0.011/kWh or 1.1 cents/kWh or 11
                  mills/kWh.

         These 11 mills of fixed cost are then added to the 25 mills of variable for a total average cost of 36 mills/kWh. Total revenue is calculated by multiplying average cost per kWh by total kWh:

                  0.036*700,800,000=$25,228,800

In this case, your new numbers would yield about $3M more in profits and, since more of the costs are "fixed", less risk as well.

DO YOU WANT TO BUILD MORE GENERATION?

New generation can be constructed for demand or financial reasons. Building in response to demand increases has been the traditional response of generators. But you no longer must build to meet new demand - that demand can seek generation elsewhere. A new option is to build to increase market share and revenue. New construction may have lower variable costs than existing plant and may be worth investing in even if the generation company or the region is not "capacity short."

CHECKING YOUR PROGRESS

The Table of Generation Performance Indicators lists a set of indicators that allows you to track your performance and measure it against the performance of others. Variables listed include sales, average price, profits (net revenue) and return on equity.

             RETAIL COMPANY ACTIONS - UNDERSTANDING AND USING FORMS

All player actions are implemented by submitting a completed form to the operator. These forms are entered into the computer by the operator who then runs the model and prints reports. In each form you should provide all the information, but only the information requested; complex contracts must be submitted on multiple forms. When submitting a form which affects two players, both players must agree to the terms therein, but only one form is submitted.

There are two basic kinds of forms - forms for individual actions that exist for a specific length of time such as a contract between two parties and forms that initiate strategies that remain in effect until a new strategy form is submitted. An example of a strategy form would be retail pricing strategies or generation spot market bidding strategies.

FORM 1 - DIRECT ACCESS OR CFD CAPACITY CONTRACT

Form 1 is the Direct Access or CfD Capacity Contract form and is used to submit contracts for the sale or purchase of capacity. Although a Contract for Differences (CfD) is essentially a money transfer, it is completed in the same fashion as a Direct Access contract. Each bi-lateral agreement between a generator and a retail energy company must be represented on a Form 1: "Direct Access or CfD Capacity Contract". Help determining energy and capacity costs can be found in the section "What do You Want to Sell it For" in the generator's section of the CIGMOD explanations, tips and procedures handout. It is not essential that each contract have both a capacity charge and an energy charge; many contracts are made with energy charges alone. Since this form represents an agreement between a retail company and a generator, it is used by both parties; HOWEVER ONLY ONE FORM PER TRANSACTION IS SUBMITTED TO THE OPERATOR.

                 DIRECT ACCESS or CfD CAPACITY CONTRACT - Form 1

          A Contract Between Retail Energy Company:
                                                    ------------------

                    and Generation Company:
                                            ------------------

         Contract Beginning Year:
                                    ----------

         Contract Ending Year:
                                    ----------

         Capacity (MW):
                                    ----------

         Energy Cost (Mills/kWh):
                                    ----------

         Capacity Cost ($/kW):
                                    ----------

         Simulation Year:
                          ----------                          ------------
                                                              Operators Use Only

FORM 2 - TRENDED DIRECT ACCESS OR CFD CAPACITY CONTRACT

Form 2 is the Trended Electric Capacity Contract form and is used to submit contracts for capacity sales and purchases when terms change over time. In all other respects, the procedure is the same as the procedure for filling out Form 1.



             TRENDED DIRECT ACCESS OR CfD CAPACITY CONTRACT - Form 2

          A Contract Between Retail Energy Company:
                                                    ------------------

                   and Generation Company:
                                           ------------------


                                    Beginning                  Ending
                                    ---------                  ------

         Contract Year:
                                    ----------                ----------

         Capacity (MW):
                                    ----------                ----------

         Energy Cost (Mills/kWh):
                                    ----------                ----------

         Capacity Cost ($/kW):
                                    ----------                ----------



         Simulation Year:
                          ----------                          ------------------
                                                              Operators Use Only

FORM R3 - RETAIL COMPANY SPOT MARKET PURCHASE STRATEGY

The Retail Company Spot Market Purchase Strategy Form R3 allows the retail company to set a policy for spot market purchases. Either an exogenously specified number of MW or a percentage of each type of demand which is used to determine the amount of spot power purchased. The loading order which determines when the purchases will be made. If no values are specified, then zero is the default specification. Either an exogenous mills/kWh can be used or a fraction of previous spot market prices can be used to trigger the purchases.


             RETAIL COMPANY SPOT MARKET PURCHASE STRATEGY - Form R 3

                  Retail Company:
                                  ----------------------------

      I would like to buy the following capacity from the spot market:


                             MW             OR              % of Demands

         Baseload
                           ---------                         -----------

         Intermediate
                           ---------                         -----------

         Peaking
                           ---------                         -----------

                                               AND

  Use the following prices to determine the loading order of my spot purchases:
     (IF LEFT BLANK A PRICE OF ZERO (0) WILL BE USED FOR THE LOADING ORDER)


                                                         % of Spot Market Price
                           Mills/kWh        OR           in Previous Period
                           ---------        --           ----------------------

         Baseload
                           ---------                         -----------

         Intermediate
                           ---------                         -----------

         Peaking
                           ---------                         -----------



         Simulation Year:
                         -----------                         -------------------
                                                             Operators Use Only

FORM R4 - RETAIL COMPANY RETAIL PRICE STRATEGIES

Form R4 is the Retail Company Energy Price Strategies form and is used by the retail companies to set prices when retail wheeling is permitted. With retail wheeling the model allocates customer purchases based on prices.

                RETAIL COMPANY RETAIL PRICE STRATEGIES - Form R 4

                   Retail Company:
                                   ---------------------------

                     Percentage of       Percentage of       OR          Price
                       Fixed Cost    +   Variable Cost                (Mills/kWh)
                     -------------       -------------                -----------

Residential
                      ----------           ----------                  ----------

Commercial
                      ----------           ----------                  ----------

Industrial
                      ----------           ----------                  ----------




Simulation Year:
                 ----------                                   ------------------
                                                              Operators Use Only

FORM R5 - RETAIL COMPANY ADVERTISING BUDGET

Retail companies need to advertise to retain market share. Form R5 allows them to set their advertising budgets either as a percent of revenues or completely exogenously. Target areas (as many as desired) are then selected by putting a 1 or 0 for each area and the advertising budget is split among the selected areas. Advertising loses effectiveness if everyone does it. It is the relative level of advertising that is important for increasing sales.


                  RETAIL COMPANY ADVERTISING BUDGET - Form R 5

            Retail Company:
                            -----------------------------------------

         Advertising Budget:                      OR
                              -----------------         -----------------
                                   M$/year                 % of Revenues

         Target Areas (Put a one (1) in the areas you wish to target):


                                Residential        Commercial         Industrial
                                -----------        ----------         ----------

         Minnesota
                                -----------        ----------         ----------

         Iowa, Dakotas
                                -----------        ----------         ----------

         Illinois, Wisconsin
                                -----------        ----------         ----------

         Ohio, Indiana
                                -----------        ----------         ----------

         Canada
                                -----------        ----------         ----------


         Simulation Year:
                           ---------                          -----------------
                                                              Operators Use Only

FORM R6 - RETAIL COMPANY MERGER

Form R6 is the Retail Company Merger form and is used when two generating companies decide to merge. It requires the approval of both parties. During a merger all assets and liabilities of two companies are combined to form one company. The purchase price is not an issue in a merger. Both sets of players now work together.




                        RETAIL COMPANY MERGERS - Form R 6


              Retail Company:                       is merging
                              ----------------------

              Retail Company:                             into it.
                              ---------------------------


              Simulation Year:
                               -----------                    ------------------
                                                              Operators Use Only

FORM R7- RETAIL COMPANY ACQUISITIONS

Form R7 is the Retail Company Acquisitions form and is used when a retail company acquires another retail company. It requires the approval of both parties. During an acquisition the acquiring company receives all the assets and liabilities of the acquired company except the common stock and retained earnings. The change in net assets of the acquiring company is based on the purchase price. The acquired company is left with cash, equal to the purchase price of the company, the common stock, and retained earnings, computed from the purchase price.



                      RETAIL COMPANY ACQUISITION - Form R 7


         Retail Company:                         is acquiring
                          ----------------------

         Retail Company:                             .
                          ---------------------------

         Purchase Price (M$):
                               -----------------

         Simulation Year:
                          ----------                          ------------------
                                                              Operators Use Only

FORM R8 - RETAIL COMPANY HOSTILE TAKE OVER

Form R8 is the Hostile Take Over form and is used when a retail company attempts a hostile take over of another retail company. Companies must be paid for in cash - no leveraged buy-outs. The purchasing utility would need to provide the common stock equity plus 20 percent in cash (accumulated in short term investments and tracked on the income statement) to complete a hostile takeover. The company initiating the take-over is allowed to use the cash of the take-over target to meet the cash requirement. The purchasing utility assumes the debt responsibility of the take over target. Except for the cash requirement the hostile takeover is the same as an acquisition.


                   RETAIL COMPANY HOSTILE TAKE OVER - Form R 8



         Retail Company:                         is buying out
                          ----------------------
         Retail Company:                            .
                         ---------------------------

         Simulation Year:
                          ----------                          ------------------
                                                              Operators Use Only

FORM R9 - RETAIL COMPANY FINANCIAL REORGANIZATION

Form R9 is the Retail Financial Reorganization form and is used to modify the exogenously specified financial parameters outside the normal boundary of the game. This form provides additional financial flexibility for company management.


               RETAIL COMPANY FINANCIAL REORGANIZATION - Form R 9

         Retail Energy Company:
                                    ------------------------------------------

         Net Assets (M$):
                                    -------------------------

         Long Term Debt (M$):
                                    -------------------------

         Debt Interest (M$/yr):
                                    -------------------------

         Common Stock (M$):
                                    -------------------------

         Retained Earnings (M$):
                                    -------------------------

         Preferred Stock (M$):
                                    -------------------------

         Cash (M$):
                                    -------------------------

         Simulation Year:
                          ----------                          ------------------
                                                              Operators Use Only

FORM R10 - RETAIL COMPANY MODIFY DIVIDEND RATE

Form R10 is the Retail Company Modify Dividend Rate form and is used to adjust the amount of dividends paid each year. The dividend payout rate may be adjusted as desired. Sometimes it is desirable to alter the dividend payout rate to allow the company to accumulate cash for takeover opportunities.

This form is used to input the results of a financial reorganization of the company. The values entered on the form are the company values after the reorganization. All lines must be filled in. Do not put the change in the values, put the actual value.

                 RETAIL COMPANY MODIFY DIVIDEND RATE - Form R 10


         Retail Energy Company:
                                 ------------------------------------------

         Common Stock Dividend Payout Ratio (%):
                                                 -------------

         Simulation Year:
                          ----------                          ------------------
                                                              Operators Use Only


FORM R11- RETAIL COMPANY MODIFY DEBT/EQUITY RATIO

Form R11 is the Retail Company Modify Debt/Equity Ratio form. Prudent adjustments can be made to this ratio to give the retail player added financial flexibility.



               RETAIL COMPANY MODIFY DEBT/EQUITY RATIO - Form R 11

         Retail Energy Company:
                                 ------------------------------------------

         Marginal Debt/Equity Ratio (%):
                                          ----------

         Simulation Year:
                          ----------                          ------------------
                                                              Operators Use Only

FORM R12 - RETAIL COMPANY CASH TRANSFER

Retail form R12 allows the retail company to transfer cash from a retail company to a generating company. It requires the approval of both parties.

                    RETAIL COMPANY CASH TRANSFER - Form R 12



         FROM

         Retail Company:
                         --------------------------------
         TO

         Generation Company:
                              ---------------------------

         Transfer           M$
                   --------

         Simulation Year:
                          ----------                          ------------------
                                                              Operators Use Only



      (use negative values to transfer cash from the generation company to the retail company.)

FORM R 13 - RETAIL COMPANY DIRECT ACCESS BILLING STRATEGY

The Retail Company Direct Access Billing Strategy Form allows the player to enter into the computer auction to buy power from the computer generators. The retail company specifies a minimum offer price one of four ways. Either it is specified by type as a percent of the minimum priced contract in the previous period OR as a fraction of the first contract signed in the previous period OR as a percent of spot market price OR completely exogenously. Only one method should be selected and this strategy will remain in effect until the retail player changes it by submitting another form.

           RETAIL COMPANY DIRECT ACCESS BIDDING STRATEGIES - Form R 13

     Retail Company:
                     ----------------------------------------------------

     1. Minimum. Initial Bid Prices are a percent of the minimum priced contract in the previous period


                            Initial Price as a Percent      Stop Price as a Percent       Capacity as %
         Power Type         of Minimum Price                of Spot Market Price          Of Needs
         ----------         --------------------------      -----------------------       -------------


         Baseload
                            -------------                   ------------                  -----------

         Intermediate
                            -------------                   ------------                  -----------

         Peaking
                            -------------                   ------------                  -----------

     2. First. Initial Bid Prices are a percent of the first contract signed in the previous period.


                            Initial Price as a Percent      Stop Price as a Percent       Capacity as %
         Power Type         of First Contract Price         of Spot Market Price          Of Needs
         ----------         --------------------------      -----------------------       -------------

         Baseload
                            -------------                   ------------                  -----------

         Intermediate
                            -------------                   ------------                  -----------

         Peaking
                            -------------                   ------------                  -----------


     3. Spot Market. Initial Bid Prices are a percent of the spot market prices.


                            Initial Price as a Percent      Stop Price as a Percent       Capacity as %
         Power Type         of Spot Market Price            of Spot Market Price          Of Needs
         ----------         --------------------------      -----------------------       -------------

         Baseload
                            -------------                   ------------                  -----------

         Intermediate
                            -------------                   ------------                  -----------

         Peaking
                            -------------                   ------------                  -----------


     4.   User. Initial Bid Prices are user specified.



                          Capacity Bid     Energy Bid          Stop Price            Capacity as %
         Power Type       ($/kW)           (Mills/kWh)         (Mills/kWh)           Of Needs
         ----------       --------------   -----------         -----------           -------------


         Baseload
                          -------------    ------------        -----------           -------------

         Intermediate
                          -------------    ------------        -----------           -------------

         Peaking
                          -------------    ------------        -----------           -------------

         Simulation Year:
                            ----------                                           -----------------
                                                                                 Operator Use Only

FORM R14 - RETAIL COMPANY TAKE OVER STRATEGY

Form R14 is the Retail Company Take Over Strategy form. This allows the retail company to set its strategy once, and the computer will make the financial transactions as they become available. Take over policies can be based on an aggressive "increase market share" philosophy or a purely defensive "eat or be eaten" philosophy or cost based (neutral). The strategy chosen remains in effect until a new form is submitted. This option is currently under construction and is not operational.


                  RETAIL COMPANY TAKE OVER STRATEGY - Form R 14

         Retail Company:
                          ----------------------

         Neutral
                            ---------------

         Aggressive
                            ---------------

         Defensive
                            ---------------

         Simulation Year:
                            ---------------                   ------------------
                                                              Operators Use Only

FORM R15 - RETAIL COMPANY CONTRACT CANCELLATION

Form R15 is the Retail Contract Cancellation form and is used to cancel previously signed contracts. Both parties must agree to cancel a contract and no initial contracts (the contracts in force at the beginning of the game) may be canceled. The information about your existing contracts is given in the reports R3 and R4. The "Money Paid from ..." lines have been included on this sheet to permit contract buyouts by either party.


                RETAIL COMPANY CONTRACT CANCELLATION - Form R 15

         Retail Energy Company:
                                 --------------

         Generation Company:
                              ----------------

         Beginning Year of Contract to be Canceled:
                                                     ------------

         Ending Year of Contract to be Canceled:
                                                 --------------

         Capacity to be Canceled (MW):
                                       ----------------

         Fuel Type:
                     -----------------

         Money Paid from Retail Energy Co. to Generation Co. ($M):
                                                                   -------------

         Money Paid from Generation Co. to Retail Energy Co. ($M):
                                                                   -------------

         Simulation Year:
                           ---------------                     -----------------
                                                               Operator Use Only

FORM R16 - RETAIL COMPANY PLAYER STATUS ADJUSTMENT

Retail Form R16 is a housekeeping form that allows human players to become computer players and vice versa or exit the game all together. This form is used when a generation company wants to also operate a retail operating company. The generation company selects a retail energy company currently being run by the computer or out of the game and changes the status to human and gives the company a new name.


               RETAIL COMPANY PLAYER STATUS ADJUSTMENT - Form R 16

                   Retail Company:                          is changing
                                    ----------------------

                   its status to:            HUMAN
                                                               ----------

                                             COMPUTER
                                                               ----------

                                             N/A
                                                               ----------


               and its name to                                     .
                               ------------------------------------

                             RETAIL COMPANY REPORTS

TABLE R1: RETAIL ENERGY COMPANY FORECAST

PURPOSE: Table R1 shows your forecasted sales and peak demand by type (baseload, intermediate and peaking). Also on the table is the total capacity that you already have under contract by year, an estimate of your current reserve margin and your desired reserve margin for comparison.

USE: the retail company uses the information in Table R1 to determine how much and what type of capacity to purchase. The level of reserves is up to you; remember that emergency power is expensive and will be used if you do not purchase sufficient capacity.

DEFINITIONS:

o ELECTRICITY SALES: forecasted sales, measured in GWh per year. These forecasts can be inaccurate and will change from year to year.

o PEAK DEMAND: in MW. Again, remember that this is a forecast - and forecasts can be wrong.

o ESTIMATED RESERVES: a 10% reserve margin is the default specification for unexpected changes in demand, however this is a variable that you may change.

o PEAK W/ RESERVES: Peak demand in MW including a 10% (or your selected value) reserve margin.

o PEAKING: MW of capacity required to serve low load factor peak demand. Peaking needs usually occur only a few times in a year.

o INTERMEDIATE: MW of capacity required to serve shoulder load between baseload and peak demand.

o BASELOAD: MW of capacity required to serve high load factor peak demand. This power is needed most of the time.

o TOTAL CAPACITY UNDER CONTRACT: MW of capacity already contracted for to meet demand

o HISTORICAL PURCHASED CONTRACTS: These historical contracts are needed to simulate the historical period. They are set to zero in the future.

o SURPLUS OR DEFICIT: If contracted capacity (capacity under contract plus historical contracts) is less than peak demand (the sum of base, intermediate and peaking requirements plus your selected reserve margin), the difference in MW is shown here as a deficit; if more, as a surplus. In other words, a negative sign indicates that you might consider additional capacity; a positive sign indicates that you may have over contracted for power. Deficits will result in spot market purchase.

o    RESERVE MARGIN: Actual ratio of surplus MW to peak demand MW.

                Table R1: Retail Energy Company Forecast for 1999
                          American Electric Power, DARW


                                                       1999           2000           2001           2002           2003
                                                    -------        -------        -------        -------        -------
Electricity Sales (GWh/YR) ..................       146,507        150,247        152,695        155,183        157,711

Peak Demand (MW) ............................        29,175         31,269         32,271         33,306         34,373
Estimated Reserves (MW) .....................         2,918          3,127          3,227          3,331          3,437
Peak w/ Reserves (MW) .......................        32,093         34,396         35,498         36,636         37,811

Peaking (MW) ................................         3,738          4,529          4,870          5,231          5,614
Intermediate (MW) ...........................        10,444         11,912         12,532         13,169         13,822
Baseload (MW) ...............................        17,911         17,955         18,096         18,236         18,375

Capacity under Contract (MW) ................        10,586         10,586         10,586         10,586         10,586
Historical Purchase Contracts (MW) ..........             0              0              0              0              0

Surplus (Deficit) (MW) ......................       (21,507)       (23,810)       (24,913)       (26,051)       (27,225)
Reserve Margin (MW/MW) ......................         (0.64)         (0.66)         (0.67)         (0.68)         (0.69)

TABLE R2: RETAIL ENERGY COMPANY STATEMENT OF INCOME AND FINANCE

PURPOSE: Table R2 shows the company income statement (all values in $M) including common measures of performance such as the debt/equity ratio and return on equity as well as an important new element in a competitive environment - cash on hand.. It divides power purchases into general source categories - bilateral contracts, contracts for differences, spot purchases, historical purchases and emergency power.

USE: the income statement shows how well you are doing financially and where your problems might be if you are not doing well. If you were required to make emergency purchases, the cost will show up here. The effects of dividend changes and other financial variable changes will also be easy to see on in this table.

IMPORTANT DEFINITIONS:

OPERATING EXPENSES FROM:

o DIRECT ACCESS CONTRACTS: Bilateral contract costs from contracts made with other players.

o CONTRACTS FOR DIFFERENCES: A type of futures contract with other players designed to hedge against spot market purchase price swings. Electricity is purchased from the spot market with these contracts.

o SPOT MARKET PURCHASES: Power purchased from the spot market at the market price.

o PURCHASES: Historical purchases negotiated before the game began. These will gradually expire as the game progresses..

o EMERGENCY POWER: A forced, computer generated purchase. Emergency power is purchased because contractual power was inadequate to cover your load.

o    OPERATING INCOME: Calculated as Operating Revenues minus Operating
     Expenses.

o    NET INCOME: Operating Income plus Other Income minus Interest Payments.

In the Sources and Uses of Funds section of this report, the following variables are of particular interest:

CONSTRUCTION EXPENDITURES:  Money spent on new plant

o COMMON STOCK DIVIDENDS: Money paid out to stockholders; this variable can be modified by the player.

o COMPANY PURCHASE PRICE: If you have engaged in a takeover or buyout during the previous year, the cost of the purchase is recorded here.

o CASH (ON HAND): Yearly additions to retained earnings. Cash and retained earnings need to be watched and adjusted (by increasing expenditures, if necessary) to avoid becoming a take-over target.

o    RETAINED EARNINGS: Retained earnings.

o RETURN ON EQUITY: Classic measure of company health; with the retail company, big deviations in year to year income can cause this variable to fluctuate widely because retail companies have little equity compared to other companies.

 Table R2: Retail Energy Company Statement of Income and Finance (in millions)
                     for 1999 American Electric Power, DARW


                                                 1994          1995          1996          1997          1998
                                           ----------    ----------    ----------    ----------    ----------

Operating Revenues .....................        4,153         4,328         2,977         2,585         2,447

Operating Expenses:
   Direct Access Contract ..............        3,425         2,023         2,076         2,052         2,194
   Contract for Differences ............            0             0             0             0             0
   Spot Market Purchases ...............            0             0             0             0             0
   Purchases ...........................          740             0             0             0             0
   Emergency Power .....................            0             0             0             0             0
   General and Admin. O&M ..............            3             3             3             3             3
   Advertising Budget ..................            0            21            22            15            13
   Depreciation ........................            5             5             5             6             6
   Income Taxes ........................            2           788           309           181            84
   Other Taxes .........................            5             5             5             6             6
   Misc. Expenses ......................          (36)          (30)          (24)          (18)          (12)
      TOTAL ............................        4,144         2,794         2,374         2,229         2,281
Operating Income .......................            9         1,534           603           355           166
Other Income ...........................           (0)            0            52            73            86
Interest Payments ......................            4             3             3             3             3
Net Income .............................            5         1,531           651           425           248

Sources
   Net Income ..........................            5         1,531           651           425           248
   Depreciation ........................            5             5             5             6             6
   Funds From Debt .....................           15             0             0             0             0
   Funds From Common Stock .............            5             0             0             0             0
   Funds from Preferred Stock ..........            0             0             0             0             0
   Funds from Cash .....................            0             0             0             0             0
      TOTAL ............................           30         1,536           656           430           254
Uses
   Construction Expenditures ...........            0             5            14            19            19
   Common Stock Dividends ..............            3         1,010           429           280           163
   Preferred Stock Dividends ...........            0             1             1             1             1
   Debt Repayment ......................            8             2             2             1             1
   Company Purchase Price ..............            0             0             0             0             0
   Pref. Stock Sinking Fund ............            0             0             0             0             0
   Cash ................................            0           518           211           129            70
   Miscellaneous Projects ..............           20             0             0             0             0
      TOTAL ............................           32         1,536           656           430           254

Assets
   Current Assets ......................            0             0             0             0             0
   Net Assets ..........................          105           105           114           127           140
   Cash ................................            0           518           729           858           928
      TOTAL ............................          105           623           843           985         1,068
Liabilities
   Current Liabilities .................            8             8             8             8             8
   Long Term Debt ......................           47            45            44            42            41
   Preferred Stock .....................            8             8             8             8             7
     TOTAL Liabilities .................           63            61            60            58            56
Equity
   Common Stock ........................           31            31            31            31            31
   Retained Earnings ...................           11           531           752           896
     Common Stockholders Equity ........           42           562           783           927         1,011
TOTAL Liabilities and Equity ...........          105           623           843           985         1,068

Debt Fraction of Capitalization ........         0.53          0.07          0.05          0.04          0.04
Return on Equity .......................         0.13          2.72          0.83          0.46          0.25

TABLE R3:  RETAIL ENERGY COMPANY PURCHASES AND COSTS

PURPOSE: Table R3 shows purchases from, unit costs and total costs by generating company. Also shown are line losses, spot market purchases and emergency purchases

USE: This table tracks the amount and cost of power purchased from each generation company and the spot market. The average cost of power for your company. This table should help you discover whether or not you are making advantageous contracts and should help you decide whether or not to purchase more spot market power.

IMPORTANT DEFINITIONS:

IN THE PURCHASES SECTION:

o    TOTAL PURCHASES: The sum of all your purchases by company.

o LOSSES: Retail companies are responsible for the energy lost during transmission and distribution. The energy that is lost is recorded here.

o    NET SALES: Total Purchases minus Losses.

IN THE UNIT COST SECTION:

o SPOT MARKET BASELOAD POWER: Your average cost of spot market baseload power.

o SPOT MARKET INTERMEDIATE POWER: Your average cost of spot market intermediate power.

o    SPOT MARKET PEAKING POWER: Your average cost of spot market peaking power

o    EMERGENCY POWER: Your average cost of emergency power.

SYSTEM SPOT MARKET PRICES SECTION:

o SPOT MARKET BASELOAD POWER: System average cost of spot market baseload power.

o SPOT MARKET INTERMEDIATE POWER: System average cost of spot market intermediate power.

o SPOT MARKET PEAKING POWER: System average cost of spot market peaking power.

o    EMERGENCY POWER: System average cost of emergency power.

           Table R3: Retail Energy Company Purchases & Costs for 1999
                          American Electric Power, DARW



                                                     1994         1995         1996         1997         1998
                                               ----------   ----------   ----------   ----------   ----------
PURCHASES (GWh)
Minnesota Power ............................            0        6,333        6,333       16,074       11,455
Primergy ...................................            0       31,078       25,355       25,355       18,208
Otter Tail Power ...........................            0            0            0            0            0
Wisconsin Power and Light ..................            0            0            0        1,378            5
Interstate/IES Utilities ...................            0        4,185        1,378            0            0
North/South Dakota .........................            0          474          526          445          586
Central Illinois Light Co. .................            0           25          109           88          169
Union Electric .............................            0        1,317        1,878            0            0
Commonwealth Edison ........................            0        3,109        6,727        6,037       12,310
Illinois Power .............................            0       14,426       15,491       13,979       14,728
American Electric Power ....................      139,119       77,196       82,550       81,513       88,992
Cinergy ....................................            0            0            0            0            0
Iowa Illinois Gas & Electric ...............            0        1,785        2,045        1,654        2,375
Canada .....................................            0          352          411            0            0
Independent Power Producer .................            0            0            0            0            0
Baseload Spot Market Power .................            0            0            0            0            0
Intermediate Spot Market Power .............            0            0          409          623        2,299
Peak Spot Market Power .....................            0            0            0            0            0
Emergency Power ............................            0            0            0            0            0
TOTAL PURCHASES ............................      139,119      140,280      143,213      147,147      151,126
LOSSES .....................................        7,544        7,607        7,766        7,979        8,195
NET SALES ..................................      131,574      132,673      135,446      139,167      142,931

UNIT COSTS (MILLS/kWh)
Minnesota Power ............................         0.00        10.80        10.80        10.91        11.72
Primergy ...................................         0.00        12.43        12.02        12.02        11.59
Otter Tail Power ...........................         0.00         0.00         0.00         0.00         0.00
Wisconsin Power and Light ..................         0.00         0.00         0.00         8.38         3.73
Interstate/IES Utilities ...................         0.00        18.89         8.38         0.00         0.00
North/South Dakota .........................         0.00        19.79        19.70        19.14        18.99
Central Illinois Light Co. .................         0.00        34.58        30.76        31.04        30.36
Union Electric .............................         0.00        21.62        22.63         0.00         0.00
Commonwealth Edison ........................         0.00        37.20        28.31        28.67        26.79
Illinois Power .............................         0.00        13.71        15.08        13.43        14.73
American Electric Power ....................        35.26        14.09        14.01        14.10        13.85
Cinergy ....................................         0.00         0.00         0.00         0.00         0.00
Iowa Illinois Gas & Electric ...............         0.00        23.17        22.71        23.45        22.28
Canada .....................................         0.00        21.37        21.15         0.00         0.00
Independent Power Producer .................         0.00         0.00         0.00         0.00         0.00
Spot Market Baseload Power .................         0.00         0.00         0.00         0.00         0.00
Spot Market Intermediate Power .............         0.00         0.00         0.00         0.00         0.00
Spot Market Peak Power .....................         0.00         0.00         0.00         0.00         0.00
Emergency Power ............................         0.00         0.00         0.00         0.00         0.00
AVERAGE ....................................        35.26        14.42        14.50        13.94        14.52

COSTS (M$/YEAR)
Minnesota Power ............................            0           68           68          175          134
Primergy ...................................            0          386          305          305          211
Otter Tail Power ...........................            0            0            0            0            0
Wisconsin Power and Light ..................            0            0            0           12            0
Interstate/IES Utilities ...................            0           79           12            0            0
North/South Dakota .........................            0            9           10            9           11
Central Illinois Light Co. .................            0            1            3            3            5
Union Electric .............................            0           28           42            0            0
Commonwealth Edison ........................            0          116          190          173          330
Illinois Power .............................            0          198          234          188          217
American Electric Power ....................        4,905        1,088        1,156        1,149        1,232
Cinergy ....................................            0            0            0            0            0
Iowa Illinois Gas & Electric ...............            0           41           46           39           53
Canada .....................................            0            8            9            0            0
Independent Power Producer .................            0            0            0            0            0
Baseload Spot Market Power .................            0            0            0            0            0
Intermediate Spot Market Power .............            0            0            0            0            0
Peak Spot Market Power .....................            0            0            0            0            0
Emergency Spot Market Power ................            0            0            0            0            0
  TOTAL ....................................        4,905        2,023        2,076        2,052        2,194

SYSTEM SPOT MARKET PRICES (MILLS/KWH)
Baseload Spot Market .......................        25.00        23.59        22.56        22.68        24.29
Intermediate Spot Market ...................        50.00        27.81        23.60        28.09        32.31
Peaking Spot Market ........................        75.00        37.27        37.76        39.70        49.79
Emergency Purchases ........................       120.00        37.30        40.60        41.88        85.74

TABLE R4: RETAIL ENERGY COMPANY CONTRACT INFORMATION

PURPOSE: Table R4 shows the particulars of your existing capacity contracts with generators by year and generation company. MW of capacity reserved, GWh purchased, energy and capacity costs are included. A calculation of average cost is also shown.

USE: Looking at these contracts will help you get a feel for what you should be paying for your power. Notice that there are two costs in each contract: an energy cost (expressed on a kWh basis) and a capacity cost for reserving generation capacity (expressed on a kW basis changes to the retail energy company is also included. Engaging this switch passes all the fuel cost risk from the generator to the retail company.


DEFINITIONS:

o    YEARS OF THE CONTRACT: The years when the contract is active.

o    CONTRACT CAPACITY: Amount of capacity (in MW) under contract.

o ENERGY COST: The variable cost of contract/mills/ (Kwh). Normally this is the cost of power production including current fuel costs. It is possible and sometimes desirable to "roll in" part of the capacity cost into the energy cost.

o CAPACITY COST: Cost of reserving firm power service. Notice that this cost is given in dollars per kW while the contract capacity is listed in MW. Multiply the dollars per kW by 1000 to get dollars per MW.

o    GENERATION COMPANY: The company with whom you have the contract.

o PURCHASES: This is the amount of energy (in GWh) purchased from this contract in the previous period.

o POWER COST: This is the total cost (M$) of the energy and capacity purchased from this contract in the previous period.

o AVE. COST: This is the average cost of energy (mills/kWh) purchased from this contract in the previous period.

o CAPACITY FACTOR: This is the energy purchased in the previous period divided by the maximum energy which could be purchased from this contract.

o FUEL TYPE: The fuel type is only used to identify the contract if you need to cancel it.

At the end of Table R4 are the spot market purchases for the current year by type.

          Table R4: Retail Energy Company Contract Information for 1999
                             American Electric Power


                 CONTRACT   ENERGY      CAPACITY                               POWER     AVE
                 CAPACITY    COST         COST          GENERATION           PURCHASES  COSTS      COSTS        FUEL        CAPACITY
                   (MW)   (Mills/kWh)    ($/kW)          COMPANY               (GWh)     (M$)   (Mills/kWh)     TYPE         FACTOR
                 -------- -----------   --------        ----------           ---------  ------  -----------     ----        --------
1999-2002           215      29.24        5       Wisconsin Power and Ligh     1,104      33        30.24   Gas/Oil Turbi     0.59
2003-2021           215       0.00        5       Wisconsin Power and Ligh         0       0         0.00   Gas/Oil Turbi     0.00
1999-1999            88      18.52        3       North/South Dakota             661      13        18.94   Gas/Oil Turbi     0.86
2000-2021            88       0.00        3       North/South Dakota               0       0         0.00   Gas/Oil Turbi     0.00
1999-2000            86      38.88        2       Illinois Power                 749      29        39.12   Gas/Oil Turbi     1.00
2001-2021            86       0.00        2       Illinois Power                   0       0         0.00   Gas/Oil Turbi     0.00
1999-2000           155      12.63        2       Minnesota Power              1,144      15        12.88   Gas/Oil Steam     0.84
2001-2021           155       0.00        2       Minnesota Power                  0       0         0.00   Gas/Oil Steam     0.00
1999-2000           370      29.27        8       Commonwealth Edison          1,674      52        30.94   Gas/Oil Steam     0.52
2001-2021           370       0.00        8       Commonwealth Edison              0       0         0.00   Gas/Oil Steam     0.00
1999-2001           171      21.37        2       Illinois Power               1,179      26        21.65   Gas/Oil Steam     0.79
2002-2021           171       0.00        2       Illinois Power                   0       0         0.00   Gas/Oil Steam     0.00
1999-1999         1,082       9.06       10       Minnesota Power              9,476      97        10.21    Coal Steam       1.00
2000-2000         1,082       9.03       10       Minnesota Power                  0       0         0.00    Coal Steam       0.00
2001-2021         1,082       0.00       10       Minnesota Power                  0       0         0.00    Coal Steam       0.00
1999-1999         2,725      10.31       11       Primergy                    23,868     276        11.57    Coal Steam       1.00
2000-2000         2,725      10.33       11       Primergy                         0       0         0.00    Coal Steam       0.00
2001-2021         2,725       0.00       11       Primergy                         0       0         0.00    Coal Steam       0.00
1999-2001         2,363      21.73       10       Commonwealth Edison         10,760     257        23.88    Coal Steam       0.52
2002-2021         2,363       0.00       10       Commonwealth Edison              0       0         0.00    Coal Steam       0.00
1999-2001         1,597      12.13       16       Illinois Power              13,987     195        13.92    Coal Steam       1.00
2002-2021         1,597       0.00       16       Illinois Power                   0       0         0.00    Coal Steam       0.00
1999-2001           427      19.58       12       Iowa Illinois Gas & Elec     2,824      61        21.46    Coal Steam       0.75
2002-2021           427       0.00       12       Iowa Illinois Gas & Elec         0       0         0.00    Coal Steam       0.00
1999-1999           155       4.46       12       Iowa Illinois Gas & Elec     1,360       8         5.89    Nuclear          1.00
2000-2021           155       0.00       12       Iowa Illinois Gas & Elec         0       0         0.00    Nuclear          0.00
1999-2001         1,152       7.58       11       Canada                      10,089      90         8.89    Hydro            1.00
2002-2021         1,152       0.00       11       Canada                           0       0         0.00    Hydro            0.00

1999             10,007      43.72        0       Baseload Spot                    0       0        43.72    Baseload Spot
1999                  0       0.00        0       Intermediate Spot           10,821       0         0.00    Interm. Spot
1999                  0       0.00        0       Peaking Spot                     0       0         0.00    Peaking Spot
1999                  0       0.00        0       Other Purchases                  0       0         0.00    Oth. Purchase
1999                  0       0.00        0       Emergency                        0       0         0.00    Emergency
1999                                              Total                      154,907   1,150         7.42

TABLE R5: RETAIL ENERGY COMPANY PRICES

PURPOSE: Prices, without T&D by class and year are listed along with average class prices from other regions for comparison. Revenue is also broken out by class.

USE: Table R5 can help develop pricing strategies that will keep your company competitive. You can adjust your prices to remain competitive in certain markets based on the information in this table.

IMPORTANT DEFINITIONS:

o    PRICES, EXCLUDING T&D: Your prices by class and an average price.

o CONSUMER PRICES, EXCLUDING T&D: Average region prices by class for comparison.

o    PRICES, EXCLUDING T&D: Your prices by class and an average price.

o CONSUMER PRICES: Average regional prices including charges from the distribution and transmission companies.

o CONSUMER PRICES, EXCLUDING T&D: Average regional prices charge by the retail energy companies for comparison with your prices.

                     Table R5: Retail Energy Company Prices
                          American Electric Power, DARW


                                                       1994         1995           1996          1997          1998          1999
                                                 ----------    ----------    ----------    ----------    ----------    ----------

SALES (GWh)
Residential                                          27,824        27,946        28,482        29,137        29,818        30,551
Commercial                                           20,530        20,787        21,443        22,193        22,916        23,603
Industrial                                           41,977        42,480        44,258        46,530        48,990        51,541
Street/Misc                                           1,150         1,168         1,203         1,223         1,245         1,273
Resale                                               40,093        40,292        40,062        40,085        39,963        39,538
TOTAL PURCHASES                                     131,574       132,673       135,446       139,167       142,931       146,507

PRICES - EXCLUDING T&D (MILLS/kWh)
Residential                                           35.75         36.76         25.52         21.13         19.19         18.71
Commercial                                            41.08         42.11         31.18         27.12         25.27         24.87
Industrial                                            29.15         30.23         19.95         16.52         14.84         14.63
Street/Misc                                           48.63         49.69         39.08         35.34         33.57         33.26
Resale                                                25.82         26.88         16.27         13.85         13.17         14.05
AVERAGE                                               31.56         32.62         21.98         18.57         17.12         17.13

REVENUE (M$/YR)
Residential                                             995         1,027           727           616           572           572
Commercial                                              843           875           669           602           579           587
Industrial                                            1,224         1,284           883           769           727           754
Street/Misc                                              56            58            47            43            42            42
Resale                                                1,035         1,083           652           555           526           555
  TOTAL                                               4,153         4,328         2,977         2,585         2,447         2,510

CONSUMER PRICES (MILLS/kWh)
Minnesota Residential                                 70.73         72.10         65.66         65.00         62.14         61.61
Iowa,North/South Res                                  82.05         86.16         78.86         77.36         73.06         69.98
Illinois/Wisconsin Res                                90.49         91.69         75.49         70.94         69.20         69.99
Ohio/Indiana Residential                              64.84         67.05         57.19         53.95         52.82         51.73
Canada Residential                                    60.43         60.83         69.39         68.76         70.35         73.52
Minnesota Commercial                                  61.44         62.29         55.02         54.12         50.75         49.45
Iowa,North/South Commercial                           67.63         70.36         63.55         63.04         59.49         57.22
Illinois/Wisconsin Comm                               71.62         72.10         56.80         51.89         49.99         50.67
Ohio/Indiana Commercial                               57.07         58.79         49.31         46.05         44.64         43.07
Canada Commercial                                     57.26         57.70         56.11         57.90         59.34         62.04
Minnesota Industrial                                  41.41         41.66         36.74         35.28         31.74         30.16
Iowa,North/South Industrial                           38.61         41.87         37.55         34.71         29.14         26.86
Illinois/Wisconsin Indust                             49.33         49.37         37.73         33.61         30.76         31.14
Ohio/Indiana Industrial                               36.87         38.18         29.29         26.11         24.44         22.98
Canada Industrial                                     38.96         39.38         40.95         42.00         42.89         44.85
Other                                                 63.44         63.57         50.02         45.90         44.87         45.55
Resale                                                26.37         27.10         26.68         24.02         22.10         21.73

CONSUMER PRICES - EXCLUDING T&D (MILLS/kWh)
Minnesota Residential                                 31.70         32.07         24.83         22.81         18.35         16.14
Iowa,North/South Res                                  46.77         49.21         41.32         40.05         36.29         33.81
Illinois/Wisconsin Res                                58.26         57.70         40.75         35.41         32.67         32.33
Ohio/Indiana Residential                              36.05         36.94         26.57         22.81         21.11         19.48
Canada Residential                                    18.71         19.31         27.29         25.81         26.35         28.27
Minnesota Commercial                                  39.74         40.10         32.32         30.80         26.65         24.56
Iowa,North/South Commercial                           46.63         48.67         41.48         41.15         37.89         35.96
Illinois/Wisconsin Comm                               53.43         53.13         37.40         32.18         29.92         30.19
Ohio/Indiana Commercial                               40.40         41.43         31.58         28.08         26.40         24.60
Canada Commercial                                     34.37         34.94         32.99         34.31         35.14         37.11
Minnesota Industrial                                  33.74         33.78         28.70         27.14         23.46         21.73
Iowa,North/South Industrial                           29.65         32.69         28.17         25.49         20.15         18.12
Illinois/Wisconsin Indust                             42.30         42.13         30.32         26.18         23.30         23.60
Ohio/Indiana Industrial                               29.87         30.90         21.88         18.74         17.10         15.71
Canada Industrial                                     31.13         31.62         32.99         33.78         34.24         35.69
Other                                                 58.76         58.94         45.32         41.29         40.28         40.99
Resale                                                22.07         22.40         22.15         19.86         18.16         17.99

TABLE R6:  RETAIL ENERGY COMPANY SALES

PURPOSE: Table R6 shows the regions where you are making your sales both in terms of GWh and market share.

USE: This table can help you maintain and gain market share by showing you where your pricing and advertising policies are increasing market share and where they are causing market share to fall.

IMPORTANT DEFINITION:

o MARKET SHARE: the percent of the total existing electric market that is served by your company. Market share is a "size of the slice" measure, the pie being the existing demand for electricity.

                      Table R6: Retail Energy Company Sales
                          American Electric Power, DARW


                                       1994         1995        1996          1997         1998         1999
                                 ----------   ----------   ----------   ----------   ----------   ----------
SALES (GWh/yr)
Minnesota Residential                     0            0            1            7           19           36
Iowa,North/South Residential              0            0            2            8           22           48
Illinois/Wisconsin Residential            0            0           26           93          227          451
Ohio/Indiana Residential             27,824       27,946       28,452       29,022       29,531       29,970
Canada Residential                        0            0            2            7           20           45
Minnesota Commercial                      0            0            2            5           12           24
Iowa,North/South Commercial               0            0            1            5           12           23
Illinois/Wisconsin Commercial             0            3           14           44          104          205
Ohio/Indiana Commercial              20,530       20,783       21,423       22,130       22,767       23,309
Canada Commercial                         0            0            3            9           21           42
Minnesota Industrial                      0            1           11           41          104          201
Iowa,North/South Industrial               0            0            4           14           35           68
Illinois/Wisconsin Industrial             0            5           31          108          262          512
Ohio/Indiana Industrial              41,977       42,473       44,206       46,338       48,515       50,621
Canada Industrial                         0            1            6           29           74          139
Other                                 1,150        1,168        1,203        1,223        1,245        1,273
Resale                               40,093       40,292       40,062       40,085       39,963       39,538

MARKET SHARE (%)
Minnesota Residential                 0.000        0.000        0.015        0.070        0.178        0.340
Iowa,North/South Residential          0.000        0.000        0.027        0.128        0.339        0.724
Illinois/Wisconsin Residential        0.000        0.000        0.052        0.185        0.441        0.856
Ohio/Indiana Residential             68.990       68.438       67.616       66.677       65.669       64.572
Canada Residential                    0.000        0.000        0.020        0.092        0.252        0.580
Minnesota Commercial                  0.000        0.004        0.024        0.078        0.181        0.339
Iowa,North/South Commercial           0.000        0.004        0.024        0.080        0.191        0.372
Illinois/Wisconsin Commercial         0.000        0.005        0.026        0.077        0.174        0.331
Ohio/Indiana Commercial              66.493       66.461       66.345       66.083       65.601       64.825
Canada Commercial                     0.000        0.004        0.029        0.097        0.234        0.455
Minnesota Industrial                  0.000        0.006        0.043        0.163        0.391        0.728
Iowa,North/South Industrial           0.000        0.005        0.037        0.138        0.327        0.606
Illinois/Wisconsin Industrial         0.000        0.008        0.050        0.163        0.375        0.702
Ohio/Indiana Industrial              74.082       74.044       73.985       73.902       73.725       73.327
Canada Industrial                     0.000        0.007        0.063        0.315        0.795        1.480
Other                                 8.030        8.029        8.034        8.051        8.135        8.297
Resale                               36.965       36.670       36.233       35.715       35.142       34.550

TABLE R7: RETAIL ENERGY COMPANY PERFORMANCE MEASURES

PURPOSE: Table R7 provides a comparison of company performance among all the retail companies. Information includes sales, average prices, revenues, net income, and return on equity.

USE: The retail companies are evaluated based on their ability to optimize these variables. In games without retail wheeling successful retail companies are those with the lowest prices.

          Table R7: Retail Energy Company Performance Measures for 1999
                          American Electric Power, DARW


                                    1994        1995        1996        1997        1998        1999
                               ---------   ---------   ---------   ---------   ---------   ---------
SALES (GWh/Year)
Minnesota Power                   10,203      10,780      11,706      12,825      14,108      15,453
Primergy                          61,434      61,832      63,187      64,781      66,639      68,620
Otter Tail Power                   4,317       4,546       4,902       5,335       5,827       6,255
Wisconsin Power and Light         10,840      10,849      11,112      11,536      12,076      12,564
Interstate/IES Utilities          15,804      15,918      16,179      16,556      17,206      18,069
North/South Dakota                 3,600       4,524       5,954       7,585       9,183      10,557
Central Illinois Light Co.         5,835       5,846       6,086       6,501       7,135       8,032
Union Electric                    53,603      53,589      54,469      55,614      56,608      57,050
Commonwealth Edison               85,171      85,266      87,288      89,820      92,236      93,681
Illinois Power                    22,112      22,139      22,603      23,234      24,027      24,809
American Electric Power          131,574     132,673     135,446     139,167     142,931     146,507
Cinergy                           50,569      51,018      52,150      53,503      54,731      55,964
Iowa Illinois Gas & Electric       6,147       6,202       6,308       6,481       6,787       7,238
Canada                            36,066      36,760      37,450      38,125      38,523      38,420
Independent Power Producer             0           0           0           0           0           0

AVERAGE PRICE (MILLS/kWh)
Minnesota Power                     28.7        26.8        27.3        25.3        25.4        26.3
Primergy                            33.8        34.6        27.4        25.6        19.8        16.6
Otter Tail Power                    28.0        27.9        35.6        33.9        33.2        34.5
Wisconsin Power and Light           31.2        31.6        28.7        26.9        26.9        28.7
Interstate/IES Utilities            33.8        38.2        34.5        30.9        24.6        21.8
North/South Dakota                  33.8        24.9        20.8        29.1        28.6        28.1
Central Illinois Light Co.          34.9        35.2        28.7        26.5        23.5        22.3
Union Electric                      38.0        36.9        34.4        29.5        26.9        25.9
Commonwealth Edison                 57.2        56.8        37.3        30.8        30.3        32.5
Illinois Power                      47.3        46.8        35.5        32.5        25.4        25.3
American Electric Power             31.6        32.6        22.0        18.6        17.1        17.1
Cinergy                             33.8        34.8        29.1        26.8        25.3        20.2
Iowa Illinois Gas & Electric        40.1        41.9        38.4        36.1        30.8        28.8
Canada                              26.4        26.9        32.0        31.9        32.6        34.7
Independent Power Producer           0.0         0.0         0.0         0.0         0.0         0.0
  Average Price                     37.6        37.9        29.6        26.4        24.2        23.6


TOTAL REVENUE (M$)
Minnesota Power                   293.24       288.56       319.32       324.72       358.51       406.65
Primergy                        2,076.40     2,137.00     1,729.57     1,656.68     1,321.50     1,141.50
Otter Tail Power                  121.04       126.69       174.33       180.82       193.44       215.55
Wisconsin Power and Light         338.09       343.07       319.21       309.82       325.17       360.09
Interstate/IES Utilities          534.74       607.37       558.33       510.87       422.76       393.73
North/South Dakota                121.66       112.67       123.97       220.72       262.36       296.51
Central Illinois Light Co.        203.80       205.71       174.69       172.34       167.97       179.46
Union Electric                  2,036.54     1,976.42     1,874.56     1,641.13     1,520.06     1,475.89
Commonwealth Edison             4,872.31     4,843.14     3,251.85     2,768.49     2,794.55     3,041.10
Illinois Power                  1,046.03     1,036.49       803.36       755.99       609.42       627.99
American Electric Power         4,153.14     4,327.82     2,977.13     2,584.59     2,446.61     2,510.10
Cinergy                         1,708.81     1,775.16     1,517.67     1,433.83     1,383.93     1,130.67
Iowa Illinois Gas & Electric      246.47       260.15       241.97       234.00       209.27       208.17
Canada                            951.32       988.84     1,197.05     1,215.21     1,254.08     1,331.31
Independent Power Producer          0.00         0.00         0.00         0.00         0.00         0.00

NET INCOME (M$)
Minnesota Power                     1.88         6.76        37.46        25.09        23.03       (11.11)
Primergy                           11.27       511.92       255.50       453.33       327.03       117.09
Otter Tail Power                    0.65         0.53        31.36        29.34        23.04        44.74
Wisconsin Power and Light           3.77        40.22        31.97        13.53        (2.89)      (51.96)
Interstate/IES Utilities            3.50       133.43       125.86       158.49       102.38        72.20
North/South Dakota                  3.65        33.10        (5.97)       45.41        55.35        90.16
Central Illinois Light Co.          2.68        37.57        20.22        23.43        15.07        32.62
Union Electric                      8.44       390.92       503.15       422.73       365.08       520.81
Commonwealth Edison                 5.34     1,949.12       976.38       539.28       339.49       (65.32)
Illinois Power                      6.62       354.40       219.31       296.10       171.42       124.45
American Electric Power             5.46     1,530.70       651.21       424.75       248.22       401.07
Cinergy                             8.68       308.35       178.06       133.69       286.98        51.88
Iowa Illinois Gas & Electric        3.14        76.56        68.16        82.98        64.98        62.26
Canada                              1.54        58.47       210.56       201.86       170.91        35.31
Independent Power Producer         (0.00)       (0.00)       (0.00)       (0.00)       (0.00)       (0.00)

RETURN ON EQUITY
Minnesota Power                    0.126        0.393        1.253        0.653        0.498       (0.317)
Primergy                           0.125        1.941        0.729        0.899        0.531        0.179
Otter Tail Power                   0.134        0.105        2.001        1.145        0.689        0.920
Wisconsin Power and Light          0.127        0.930        0.591        0.231       (0.052)      (7.827)
Interstate/IES Utilities           0.129        1.844        1.094        0.938        0.503        0.317
North/South Dakota                 0.122        0.803       (0.170)       0.897        0.797        0.901
Central Illinois Light Co.         0.133        1.145        0.511        0.493        0.287        0.513
Union Electric                     0.125        1.950        1.355        0.821        0.571        0.638
Commonwealth Edison                0.133        2.773        0.944        0.443        0.255       (0.052)
Illinois Power                     0.151        2.164        0.922        0.876        0.433        0.284
American Electric Power            0.131        2.725        0.832        0.458        0.245        0.349
Cinergy                            0.134        1.823        0.776        0.487        0.772        0.133
Iowa Illinois Gas & Electric       0.127        1.509        0.923        0.813        0.524        0.429
Canada                             0.119        0.819        0.747        0.417        0.261        0.051
Independent Power Producer       (99.000)     (99.000)     (99.000)     (99.000)     (99.000)     (99.000)

TABLE R8: SYSTEM ENERGY BALANCE

PURPOSE: This table provides a "snapshot" of the complete electric market you are competing in. Each company's sales and where the energy came from by company is provided as well as a record of emergency purchases.

USE: You can use Table R8 to evaluate your purchasing strategies by comparing them with your competitors. You can see whether you rely more or less on the spot market, what your reserve margin is relative to your competitors (subtract sales from purchases) and whether your emergency purchases seem excessive when compared to other utilities.

              Table R8: System Energy Balance (gWh) for 1999, DARW



                                  1994      1995      1996      1997      1998      1999
                               -------   -------   -------   -------   -------   -------
TOTAL SALES
Minnesota Power                 10,203    10,780    11,706    12,825    14,108    15,453
Primergy                        61,434    61,832    63,187    64,781    66,639    68,620
Otter Tail Power                 4,317     4,546     4,902     5,335     5,827     6,255
Wisconsin Power and Light       10,840    10,849    11,112    11,536    12,076    12,564
Interstate/IES Utilities        15,804    15,918    16,179    16,556    17,206    18,069
North/South Dakota               3,600     4,524     5,954     7,585     9,183    10,557
Central Illinois Light Co.       5,835     5,846     6,086     6,501     7,135     8,032
Union Electric                  53,603    53,589    54,469    55,614    56,608    57,050
Commonwealth Edison             85,171    85,266    87,288    89,820    92,236    93,681
Illinois Power                  22,112    22,139    22,603    23,234    24,027    24,809
American Electric Power        131,574   132,673   135,446   139,167   142,931   146,507
Cinergy                         50,569    51,018    52,150    53,503    54,731    55,964
Iowa Illinois Gas & Electric     6,147     6,202     6,308     6,481     6,787     7,238
Canada                          36,066    36,760    37,450    38,125    38,523    38,420
Independent Power Producer           0         0         0         0         0         0
  TOTAL                        497,275   501,942   514,839   531,065   548,016   563,218

TOTAL LOSSES                    39,868    29,099    30,236    31,544    32,907    34,132

TOTAL PURCHASES
Minnesota Power                 10,723    11,330    12,302    13,478    14,826    16,241
Primergy                        71,063    60,308    61,917    63,733    65,876    68,205
Otter Tail Power                 4,924     5,185     5,592     6,086     6,646     7,135
Wisconsin Power and Light       11,586    11,595    11,876    12,329    12,906    13,428
Interstate/IES Utilities        16,714    16,836    17,111    17,510    18,197    19,111
North/South Dakota               4,058     5,101     6,713     8,552    10,353    11,902
Central Illinois Light Co.       6,030     6,041     6,289     6,718     7,373     8,301
Union Electric                  56,676    56,661    57,591    58,802    59,853    60,320
Commonwealth Edison             92,338    92,440    94,633    97,378    99,996   101,563
Illinois Power                  22,798    22,826    23,305    23,956    24,773    25,579
American Electric Power        139,119   140,280   143,213   147,147   151,126   154,907
Cinergy                         53,680    54,157    55,358    56,794    58,099    59,407
Iowa Illinois Gas & Electric     6,433     6,491     6,602     6,783     7,103     7,575
Canada                          41,001    41,790    42,575    43,342    43,795    43,678
Independent Power Producer           0         0         0         0         0         0
  TOTAL                        537,143   531,041   545,076   562,609   580,923   597,350

DIRECT ACCESS OR CfD PURCHASES
Minnesota Power                    6,251     3,423     1,856     2,014     3,184     2,977
Primergy                          59,264     5,444     6,504    43,852    60,252    58,690
Otter Tail Power                   2,832        41     1,283     1,264     1,361     4,966
Wisconsin Power and Light          9,802         0         0         0         0         0
Interstate/IES Utilities          11,819     1,866     5,829    13,232    16,716    17,338
North/South Dakota                 3,137     5,101     1,786     2,444     4,477    11,902
Central Illinois Light Co.         5,675     1,037     1,821     3,786     5,680     7,532
Union Electric                    44,958    16,995    34,569    44,996    50,705    54,150
Commonwealth Edison               88,570         0         0         0         0         0
Illinois Power                    19,654     1,790     5,281    15,547    18,809    19,004
American Electric Power          111,295   140,280   142,803   146,524   148,827   144,085
Cinergy                           50,330     7,225    14,080    25,938    48,018    56,534
Iowa Illinois Gas & Electric       5,632       701     2,360     3,579     5,491     5,694
Canada                            40,420         0         0         0         0         0
Independent Power Producer             0         0         0         0         0         0
  TOTAL                          459,640   183,904   218,172   303,177   363,521   382,872

SPOT PURCHASES
Minnesota Power                        0     7,906    10,446    11,464    11,643    13,263
Primergy                               0    54,863    55,413    19,881     5,624     9,516
Otter Tail Power                       0     5,144     4,309     4,821     5,285     2,169
Wisconsin Power and Light              0    11,595    11,876    12,329    12,906    13,428
Interstate/IES Utilities               0    14,970    11,282     4,278     1,481     1,773
North/South Dakota                     0         0     4,928     6,108     5,876         0
Central Illinois Light Co.             0     5,004     4,468     2,932     1,693       768
Union Electric                         0    39,666    23,022    13,806     9,148     6,170
Commonwealth Edison                    0    92,440    94,633    97,378    99,996   101,563
Illinois Power                         0    21,036    18,023     8,409     5,964     6,575
American Electric Power                0         0       409       623     2,299    10,821
Cinergy                                0    46,932    41,279    30,857    10,081     2,873
Iowa Illinois Gas & Electric           0     5,790     4,242     3,203     1,612     1,881
Canada                                 0    41,790    42,575    43,342    43,795    43,678
Independent Power Producer             0         0         0         0         0         0
  TOTAL                                0   347,137   326,904   259,432   217,402   214,478

TOTAL OTHER PURCHASES             77,503         0         0         0         0         0

TOTAL EMERGENCY PURCHASES              0         0         0         0         0         0

TOTAL PURCHASES                  537,143   531,041   545,076   562,609   580,923   597,350

TABLE R9: RETAIL ENERGY COMPANY COST PERFORMANCE DETAILS

PURPOSE: This table lists average cost of power, average unit cost of contracts, average unit costs of spot market purchases and common stockholders equity for each company.

USE: You can use this table to compare your buying strategies with those of other companies. You can determine whether your average power costs were too high relative to other companies' contract prices.

DEFINITION:

o AVERAGE COST OF POWER: This is the weighted average cost of contract power, spot market purchases and emergency power.

     TABLE R9: RETAIL ENERGY COMPANY COST PERFORMANCE DETAILS FOR 1999, DARW



                                        1994      1995      1996      1997      1998      1999
                                       -----     -----     -----     -----     -----     -----
AVERAGE COST OF POWER (MILLS/KWH)
Minnesota Power                        28.56     26.06     24.00     23.36     23.81     27.08
Primergy                               33.58     26.20     23.54     18.92     15.49     15.64
Otter Tail Power                       27.84     27.68     29.09     28.50     29.49     27.63
Wisconsin Power and Light              30.70     27.76     25.86     25.80     27.33     32.93
Interstate/IES Utilities               33.48     29.64     26.90     21.72     19.37     18.70
North/South Dakota                     32.95     17.17     21.64     22.82     22.40     19.55
Central Illinois Light Co.             34.17     28.53     25.41     23.05     21.67     18.54
Union Electric                         37.76     29.51     25.36     22.40     21.14     17.69
Commonwealth Edison                    57.08     33.88     26.78     25.87     27.83     34.47
Illinois Power                         46.82     30.61     26.19     20.46     19.29     21.56
American Electric Power                31.50     21.06     17.53     16.02     15.96     15.01
Cinergy                                33.51     28.64     25.79     24.51     20.33     19.73
Iowa Illinois Gas & Electric           39.47     29.40     27.80     23.92     22.27     21.42
Canada                                 26.16     25.13     26.32     27.11     29.16     35.23
Independent Power Producer              0.00      0.00      0.00      0.00      0.00      0.00
  Average Cost of Power                37.41     27.00     23.52     21.52     20.91     21.94

UNIT COST OF CONTRACTS (MILLS/KWH)
Minnesota Power                        32.36     28.39     17.37     16.81     15.62     12.82
Primergy                               32.58     36.71     33.80     17.00     15.35     15.43
Otter Tail Power                       31.19     89.00     22.12     22.48     22.67     16.89
Wisconsin Power and Light              30.10      0.00      0.00      0.00      0.00      0.00
Interstate/IES Utilities               35.75     35.57     20.69     16.71     17.34     17.69
North/South Dakota                     34.09     13.59     20.58     10.47     10.97     13.09
Central Illinois Light Co.             34.85     35.06     24.71     18.98     18.74     17.28
Union Electric                         39.35     24.46     20.52     18.03     17.63     13.18
Commonwealth Edison                    58.19      0.00      0.00      0.00      0.00      0.00
Illinois Power                         54.04     37.13     24.76     14.11     16.15     16.90
American Electric Power                30.78     14.42     14.54     14.00     14.74     14.08
Cinergy                                33.85     35.61     24.60     21.10     18.87     19.29
Iowa Illinois Gas & Electric           44.48     35.54     23.94     19.09     18.58     15.94
Canada                                 26.37      0.00      0.00      0.00      0.00      0.00
Independent Power Producer              0.00      0.00      0.00      0.00      0.00      0.00
  Average Unit Cost                    38.45     17.73     17.43     15.91     16.09     15.32


UNIT COST OF SPOT MARKET PURCHASES (MILLS/KWH)
Minnesota Power                                     19.97       22.79       21.87       21.91       23.32       28.81
Primergy                                            25.15       23.59       22.56       16.73        0.00       14.86
Otter Tail Power                                    14.95       23.59       22.56       22.36       24.29       30.04
Wisconsin Power and Light                           21.33       24.21       22.78       23.48       25.48       32.47
Interstate/IES Utilities                            26.03       23.59       23.39       16.01        0.00        0.00
North/South Dakota                                  24.70        0.00       20.49       20.61       21.57        0.00
Central Illinois Light Co.                          26.60       23.59       23.38       23.51       24.29        0.00
Union Electric                                      18.69       23.59       17.08       15.07       12.64        5.91
Commonwealth Edison                                 42.07       24.45       22.88       23.78       25.92       33.37
Illinois Power                                      16.74       23.59       22.56       17.86       18.06       26.32
American Electric Power                             26.60        0.00        0.00        0.00        0.00        0.00
Cinergy                                             19.24       23.59       23.21       23.77        8.20        0.00
Iowa Illinois Gas & Electric                        16.75       23.59       23.39       17.53       15.40       20.12
Canada                                              16.94       24.01       22.70       23.22       25.11       31.71
Independent Power Producer                           0.00        0.00        0.00        0.00        0.00        0.00
  Average Unit Cost                                 24.17       23.87       22.35       22.02       22.63       28.19

COMMON STOCKHOLDERS EQUITY (M$/YR)
Minnesota Power                                     14.93       17.19       29.90       38.40       46.21       35.02
Primergy                                            89.81      263.68      350.38      504.34      615.37      655.02
Otter Tail Power                                     4.88        5.03       15.67       25.62       33.43       48.62
Wisconsin Power and Light                           29.66       43.26       54.06       58.58       55.49        6.64
Interstate/IES Utilities                            27.08       72.36      115.07      168.88      203.61      228.09
North/South Dakota                                  29.98       41.21       35.18       50.61       69.41      100.04
Central Illinois Light Co.                          20.12       32.81       39.60       47.49       52.54       63.55
Union Electric                                      67.63      200.43      371.39      515.01      639.04      816.01
Commonwealth Edison                                 40.18      702.77    1,034.63    1,217.88    1,333.21    1,267.61
Illinois Power                                      43.79      163.79      237.88      338.09      395.94      437.82
American Electric Power                             41.50      561.74      782.95      927.18    1,011.38    1,147.57
Cinergy                                             64.54      169.10      229.38      274.59      371.91      389.32
Iowa Illinois Gas & Electric                        24.74       50.73       73.86      102.04      124.09      145.23
Canada                                              12.91       71.39      281.94      483.80      654.71      690.02
Independent Power Producer                          (0.00)      (0.00)      (0.00)      (0.00)      (0.00)      (0.00)

TABLE R10: SYSTEM CAPACITY MARGIN

PURPOSE: This table shows generation capacity by generation company; retail peak demand by retail company, and a capacity margin calculation by company. It also contains a region reserve margin and an effective region reserve margin.

USE: Table R10 is used for planning purposes to indicate how "tight" the capacity is getting in a region.

IMPORTANT DEFINITIONS:

o    CAPACITY MARGIN: Generation Capacity minus Retail Company Peak

o    REGION RESERVE MARGIN: Capacity Margin divided by Generation Capacity

o    EFFECTIVE REGION RESERVE MARGIN: includes outages

           GENERATION COMPANY ACTIONS - UNDERSTANDING AND USING FORMS

All player actions are implemented by submitting a completed form to the operator. These forms are entered into the computer by the operator who then runs the model and prints reports. In each form you should provide all the information, but only the information requested; complex contracts must be submitted on multiple forms. When submitting a form which affects two players, both players must agree to the terms therein, but only one form is submitted.

There are two basic kinds of forms - forms for individual actions that exist for a specific length of time such as a contract between two parties and forms that initiate strategies that remain in effect until a new strategy form is submitted. An example of a strategy form would be retail pricing strategies or generation spot market bidding strategies.

FORM 1 - DIRECT ACCESS OR CFD CAPACITY CONTRACT

Form 1 is the Direct Access or CfD Capacity Contract form and is used to submit contracts for the sale or purchase of capacity. Although a Contract for Differences (CfD) is essentially a money transfer, it is completed in the same fashion as a Direct Access contract. Each bi-lateral agreement between a generator and a retail energy company must be represented on a "Direct Access or CfD Capacity Contract". Help determining energy and capacity costs can be found in the section "What do You Want to Sell it For" in the generator's section of the CIGMOD explanations, tips and procedures handout. It is not essential that each contract have both a capacity charge and an energy charge; many contracts are made with energy charges alone. Since this form represents an agreement between a retail company and a generator, it is used by both parties; HOWEVER ONLY ONE FORM PER TRANSACTION IS SUBMITTED TO THE OPERATOR.

                 DIRECT ACCESS or CfD CAPACITY CONTRACT - Form 1


A Contract Between Retail Energy Company:
                                           ------------------
and Generation Company:
                         ------------------



         Contract Beginning Year:
                                            ----------

         Contract Ending Year:
                                            ----------

         Capacity (MW):
                                            ----------

         Energy Cost (Mills/kWh):
                                            ----------

         Capacity Cost ($/kW):
                                            ----------

         Simulation Year:
                          -------------                        -----------------
                                                               Operator Use Only

FORM 2 - TRENDED ELECTRIC CAPACITY CONTRACT

Form 2 is the Trended Electric Capacity Contract form and is used to submit contracts for capacity sales and purchases when terms change over time. In all other respects, the procedure is the same as the procedure for filling out Form 1.

             TRENDED DIRECT ACCESS OR CfD CAPACITY CONTRACT - Form 2

   A Contract Between Retail Energy Company:
                                              ------------------

   and Generation Company:
                            ------------------


                                    Beginning                 Ending
                                    ----------                ----------

         Contract Year:
                                    ----------                ----------

         Capacity (MW):
                                    ----------                ----------

         Energy Cost (Mills/kWh):
                                    ----------                ----------

         Capacity Cost ($/kW):
                                    ----------                ----------


         Simulation Year:
                          ------------                         -----------------
                                                               Operator Use Only

FORM G3 - GENERATION COMPANY CAPACITY EXPANSION STRATEGIES

Form G3 is a strategy form allowing the generator to select one of four capacity expansion strategies. Once a strategy is selected, it remains in place until another form is submitted. If no form is submitted, then no building occurs; the default specification is "no building throughout the game". The first three options in Form G3 are actual strategies based on your own sales, your region's sales or spot market prices. The last option is for a single plant. Once the plant is constructed, no further construction will occur unless a new form is submitted.


           GENERATION COMPANY CAPACITY EXPANSION STRATEGIES - Form G 3

         Generation Company:
                             ---------------------------

     1. Sales. When you are selling more than __________ percent of your power through direct access contracts, then build __________ percent of your current capacity.



   OR

     2. System Needs. When the system needs power, build ___________ percent of the system deficiency.


   OR

     3. Spot Market. When the spot market price is greater than the cost of new capacity, then build __________ percent of the system capacity.

   OR

         4. User. Specify new capacity to be constructed:

         Region:
                 ---------------

         Fuel Type:
                    ----------------------------------

         Year to Begin Construction:
                                      -------------------

         Capacity (MW):
                        -----------------------------

         Simulation Year:
                          ----------                           -----------------
                                                               Operator Use Only

FORM G4 - GENERATION COMPANY SPOT MARKET BIDDING STRATEGIES

is used to select a generation company spot market bidding strategy - how the generator will construct his offer price to the pool. One of two methods may be used. The generator may select a fraction of fixed and fraction of variable cost (either fraction can be greater than 1) of each plant type that will become the offer price. Or the pricing can be done exogenously by pricing homogeneous blocks of power from a specified region. The generator can select only one method for bidding all his power. If the block method is selected, then the region where the plants are located must be specified. If the generating company has plants in different regions, a separate form must be filled out for each region when using the block pricing method.

          GENERATION COMPANY SPOT MARKET BIDDING STRATEGIES - Form G 4



         Generation Company:
                             ----------------------------


      1. Percent Method


                                    Percent of                Percent of                  Percent of
                                    Fixed Cost                Variable Cost               Unused Capacity
                                    ----------                -------------               ---------------


         Gas/Oil Turbine
                                    ----------                ----------                  ----------

         Gas/Oil CC
                                    ----------                ----------                  ----------

         Gas/Oil Steam
                                    ----------                ----------                  ----------

         Coal
                                    ----------                ----------                  ----------

         Advanced Coal
                                    ----------                ----------                  ----------

         Nuclear
                                    ----------                ----------                  ----------

         Hydro
                                    ----------                ----------                  ----------

         Renewables
                                    ----------                ----------                  ----------


         OR

      2. User Specified

         Region:
                  ------------------------


                                            Capacity                            Price
                                            (MW)                                (Mills/kWh)
                                            ------------                        ------------


         Block 1
                                            ------------                        ------------
         Block 2
                                            ------------                        ------------

         Block 3
                                            ------------                        ------------

         Block 4
                                            ------------                        ------------

         Block 5
                                            ------------                        ------------

         Block 6
                                            ------------                        ------------

         Block 7
                                            ------------                        ------------

         Block 8
                                            ------------                        ------------

         Block 9
                                            ------------                        ------------

         Block 10
                                            ------------                        ------------

         Simulation Year:
                          ----------                           -----------------
                                                               Operator Use Only

FORM G5 - GENERATION COMPANY PLANT RETIREMENTS

Form G5 is used to retire plants. Only a few plants retire during the game unless this form is submitted. The region in which the plant is located can be determined from Table G5.


                 GENERATION COMPANY PLANT RETIREMENTS - Form G 5





      Generation Company:
                          -------------------


      Region:
              ------------------------------

         Plant Type:
                     --------------------------

         Year of Retirement:
                                ----------

         Capacity to Retire (MW):
                                    ----------
       Simulation Year:
                        ----------                             -----------------
                                                               Operator Use Only

FORM G6 - GENERATION COMPANY SPOT MARKET PURCHASE STRATEGIES

The Generation Company Spot Market Purchase Strategy Form G6 allows the generation company to set a policy for spot market purchases. One of two strategies may be selected - either based on an exogenously specified number of MW or a percentage of total demand by capacity type. This is spot market purchases only, emergency power is not included. The loading order determines when your purchases will be made . If no minimum is set, then zero is the default specification. Prices may be specified in either Mills/Kwh or as a fraction of previous spot market prices.



          GENERATION COMPANY SPOT MARKET PURCHASE STRATEGIES - Form G6

         Generation Company:
                              ----------------------------

      I would like to buy the following capacity from the spot market:


                           MW                 OR               % of Demands


         Baseload
                           ---------                           ----------

         Intermediate
                           ---------                           ----------

         Peaking
                           ---------                           ----------

     Use the following prices to determine the loading order of my spot purchases:


                                                   % of Spot Market Price
                           Mills/kWh       OR      in Previous Period
                           ---------       --      ----------------------


         Baseload
                           ---------               ---------

         Intermediate
                           ---------               ---------

         Peaking
                           ---------               ---------




         Simulation Year:
                          ----------                           -----------------
                                                               Operator Use Only

FORM G7 - GENERATION COMPANY MERGERS

Form G7 is the Generation Company Merger form and is used when two generating companies decide to merge. It requires the approval of both parties. During a merger all assets and liabilities of two companies are combined to form one company. The purchase price is not an issue in a merger. Both sets of players now work together as a single company.



                      GENERATION COMPANY MERGERS - Form G 7

         Generation Company:                          is merging
                               ----------------------

         Generation Company:                               into it.
                               ---------------------------

         Simulation Year
                          ----------                           -----------------
                                                               Operator Use Only


FORM G8 -  GENERATION COMPANY ACQUISITION

Form G8 is the Generation Company Acquisitions form and is used when a generation company acquires another generation company. It requires the approval of both parties. During an acquisition the acquiring company receives all the assets and liabilities of the acquired company except the common stock and retained earnings. The change in net assets of the acquiring company is based on the purchase price. The acquired company is left with cash, equal to the purchase price of the company, the common stock, and retained earnings, computed from the purchase price.



                    GENERATION COMPANY ACQUISITION - Form G 8

         Generation Company:                         is acquiring
                              ----------------------

         Generation Company:                             .
                              ---------------------------

         Purchase Price (M$):
                               -----------------


         Simulation Year:
                          ----------                           -----------------
                                                               Operator Use Only

FORM G9 - GENERATION COMPANY HOSTILE TAKE OVER

Form G9 is the Hostile Take Over form and is used when a generation company attempts a hostile take over of another generation company. Companies must be paid for in cash - no leveraged buy-outs. The purchasing utility would need to provide the common stock equity plus 20 percent in cash (accumulated in short term investments and tracked on the income statement) to complete a hostile takeover. The company initiating the take-over is allowed to use the cash of the take-over target to meet the cash requirement. The purchasing utility assumes the debt responsibility of the take over target. Except for the cash requirement the hostile takeover is the same as an acquisition.



                GENERATION COMPANY HOSTILE TAKE OVER - Form G 9


         Generation Company:                         is buying out
                              ----------------------

         Generation Company:                            .
                             ---------------------------


         Simulation Year:
                          ----------                           -----------------
                                                               Operator Use Only

FORM G10 - GENERATION COMPANY FINANCIAL REORGANIZATION

Form G10 is the Generation Financial Reorganization form and is used to modify the exogenously specified financial parameters outside the normal boundary of the game. This form provides additional financial flexibility for company management.

This form is used to input the results of a financial reorganization of the company. The values entered on the form are the company values after the reorganization. All lines must be filled in. Do not put the change in the values, put the actual value.



             GENERATION COMPANY FINANCIAL REORGANIZATION - Form G 10

         Generation Company:
                             ----------------------------------------------

         Net Assets (M$):
                           -------------------------

         Long Term Debt (M$):
                                 ----------------------------

         Debt Interest (M$/yr):
                                 ----------------------------

         Common Stock (M$):
                                 ----------------------------

         Retained Earnings (M$):
                                 ----------------------------

         Preferred Stock (M$):
                                 ----------------------------

         Cash (M$):
                                 ----------------------------

         Simulation Year:
                          ----------                           -----------------
                                                               Operator Use Only

FORM G11 - GENERATION COMPANY MODIFY DIVIDEND RATE

Form G11 is the Generation Company Modify Dividend Rate form and is used to adjust the amount of dividends paid each year. The dividend payout rate may be adjusted as desired. Sometimes it is desirable to alter the dividend payout rate to allow the company to accumulate cash for takeover opportunities.



               GENERATION COMPANY MODIFY DIVIDEND RATE - Form G 11


         Generation Company:
                              --------------------------------------------

         Common Stock Dividend Payout Ratio (%):
                                                  ------------

         Simulation Year:
                          ----------                           -----------------
                                                               Operator Use Only

FORM G12 - GENERATION COMPANY MODIFY DEBT/EQUITY RATIO

Form G12 is the Generation Company Modify Debt/Equity Ratio form. Prudent adjustments can be made to this ratio to give the retail player added financial flexibility.


             GENERATION COMPANY MODIFY DEBT/EQUITY RATIO - Form G 12

         Generation Company:
                              --------------------------------------------

         Marginal Debt/Equity Ratio (%):
                                          ---------

         Simulation Year:
                          ----------                           -----------------
                                                               Operator Use Only

FORM G13 - GENERATION COMPANY CASH TRANSFER

Generation form G13 allows the generating company to transfer cash from a generating company to a retail company. It requires the approval of both parties.


                  GENERATION COMPANY CASH TRANSFER - Form G 13

         FROM

         Generation Company:
                             --------------------------------

         TO

         Retail Company:
                          -----------------------------------

         Transfer               M$
                   ------------


         Simulation Year:
                          ----------                           -----------------
                                                               Operator Use Only



     (use negative values to transfer cash from the retail company to the generation company.)

FORM G14 - GENERATION COMPANY DIRECT ACCESS SELLING QUANTITY STRATEGIES

Form G14 is used to set the strategy for selling power in the computer auction. This strategy will determine whether the computer players are allowed to buy your power. The amount of generation assigned to the power auction can be determined by fuel type by either specifying the MW available or a percent of total capacity using each fuel. If no form is submitted, then no power is offered to the auction.


          GENERATION COMPANY DIRECT ACCESS SELLING QUANTITY STRATEGIES
                                  - Form G 14

         Generation Company:
                             -------------------------

                                    Capacity                         Percent of
             Plant Type             (MW)               OR            Capacity
             ----------             --------                         --------


         Gas/Oil Turbine
                                    ----------                         ----------

         Gas/Oil CC
                                    ----------                         ----------

         Gas/Oil Steam
                                    ----------                         ----------

         Coal
                                    ----------                         ----------

         Advanced Coal
                                    ----------                         ----------

         Nuclear
                                    ----------                         ----------

         Hydro
                                    ----------                         ----------

         Renewables
                                    ----------                         ----------

         Simulation Year:
                          ----------                           -----------------
                                                               Operator Use Only

FORM G15 - THE GENERATION COMPANY DIRECT ACCESS BIDDING STRATEGY

The Generation Company Direct Access Bidding Strategy Form (G15) allows the player to enter into the computer auction to sell power to the computer retail energy companies. The generating company specifies a minimum offer price one of two ways. Either it is specified by type as a percent of fixed and variable costs OR as an exogenously specified number. If the percentage is used, a second choice of whether to use embedded or new plant costs is also required. Only one method should be selected and this strategy will remain in effect until the retail player changes it by submitting another Form G 15.

          GENERATION COMPANY DIRECT ACCESS BIDDING STRATEGIES-Form G 15



     Generation Company: ______________________________________________
     Bid Prices to direct access power auction are a fraction of

                         OR                  costs fixed and variable costs.
         --------------      --------------
         1. embedded         2. new plant


                           Initial Price             Initial Price                      Stop Price
                           Percent of                Percent of                         Percent of
         Plant Type        Fixed Cost                Variable Cost                      Variable Costs
         ----------        -------------             -------------                      --------------

         Gas/Oil Turbine
                           ----------                ----------                         -----------

         Gas/Oil CC
                           ----------                ----------                         -----------

         Gas/Oil Steam
                           ----------                ----------                         -----------

         Coal
                           ----------                ----------                         -----------

         Advanced Coal
                           ----------                ----------                         -----------

         Nuclear
                           ----------                ----------                         -----------

         Hydro
                           ----------                ----------                         -----------

         Renewables
                           ----------                ----------                         -----------

      OR

      3. User.  Bid Prices are specified directly:


                           Initial                   Initial
                           Fixed Cost                Variable Cost                      Stop Price
         Plant Type        ($/KW)                    (Mills/kWh)                        (Mills/kWh)
         ----------        ----------                -------------                      -----------

         Gas/Oil Turbine
                           ----------                ----------                         -----------

         Gas/Oil CC
                           ----------                ----------                         -----------

         Gas/Oil Steam
                           ----------                ----------                         -----------

         Coal
                           ----------                ----------                         -----------

         Advanced Coal
                           ----------                ----------                         -----------

         Nuclear
                           ----------                ----------                         -----------

         Hydro
                           ----------                ----------                         -----------

         Renewables
                           ----------                ----------                         -----------



         Simulation Year:
                          ----------                           -----------------
                                                               Operator Use Only

FORM G16 - GENERATION COMPANY BUY/SELL CAPACITY

Form G16 is the Buy/Sell Capacity form and is used by a generator who wants to sell a generating unit to another generating company. The book value of the plant can be estimated by multiplying the capacity cost times the number of kilowatts being sold.



                GENERATION COMPANY BUY/SELL CAPACITY - Form G 16


         Generation Company:
                              -------------------------------------------------

         Generation Company Buying Capacity:
                                               --------------------------------

         Region:
                  ------------------------------------

         Plant:
                 -------------------------------------

         Year:
                -------------------------------------

       Capacity (MW):
                       -----------------------------

       Purchase Price (M$):
                             -------------------------

       Book Value of Capacity (M$):
                                     ------------------


      Simulation Year:
                       ----------                              -----------------
                                                               Operator Use Only

FORM G17- GENERATION COMPANY CANCEL CONSTRUCTION

Form G17 is the Cancel Construction form and is used to cancel the construction of plants initiated during the game. This form can only be used for plant types that require more than one year to construct.



               GENERATION COMPANY CANCEL CONSTRUCTION - Form G 17


         Generation Company:
                              -----------------------------------------------

         Plant Type:
                       -------------------

         Region:
                 ----------------------------------

         Capacity Under Construction to be Canceled (MW):
                                                          ----------------

         Simulation Year:
                          ----------                           -----------------
                                                               Operator Use Only

FORM G18 - GENERATION COMPANY TAKE OVER STRATEGY

Form G18 is the Generation Company Take Over Strategy form. This allows the generation company to set its strategy once, and the computer will make the financial transactions as they become available. Take over policies can be based on an aggressive "increase market share" philosophy or a purely defensive "eat or be eaten" philosophy or cost based (neutral). The strategy chosen remains in effect until a new form is submitted. This option is currently being developed and is not available.


                GENERATION COMPANY TAKE OVER STRATEGY - Form G 18

         Generation Company:
                              ----------------------


                           Neutral
                                                     -------

                           Aggressive
                                                     -------

                           Defensive
                                                     -------


         Simulation Year:
                          ----------                           -----------------
                                                               Operator Use Only

FORM G19 - GENERATION COMPANY PLAYER STATUS ADJUSTMENT

Generation Form G19 is a housekeeping form that allows human players to become computer players and vice versa or exit the game all together. This form is used when a generation company wants to also operate a retail operating company. The generation company selects a retail energy company currently being run by the computer or out of the game and changes the status to human and gives the company a new name.

             GENERATION COMPANY PLAYER STATUS ADJUSTMENT - Form G 19

         Generation Company:                          is changing
                              ----------------------

         its status to:             HUMAN
                                                     ---------

                                    COMPUTER
                                                     ---------

                                    N/A
                                                     ---------


         and its name to                                     .
                         ------------------------------------


         Simulation Year:
                          ----------                           -----------------
                                                               Operator Use Only

FORM G20 - TRANSMISSION CONSTRAINTS

Form G20 initiates transmission constraints. This is decided upon and set at the beginning of the game and is not changed by individual players.


                      TRANSMISSION CONSTRAINTS - Form G 20

                                            Capacity
         Transmission Line                  (MW)



         MAPP Canada to MAPP US
                                            -------------

         MAPP US to MAIN
                                            -------------

         MAIN to ECAR
                                            -------------



         Simulation Year:
                          ----------                           -----------------
                                                               Operator Use Only

                           GENERATING COMPANY REPORTS

TABLE G1:  GENERATION COMPANY CAPACITY REQUIREMENT STATEMENT (MW)

PURPOSE: This table shows existing levels of generation capacity, additions under construction and retirements. An estimated reserve margin is offered. Capacity under contract is provided to calculate capacity available for sale.

USE: the generator uses the information in Table G1 to determine how much capacity can be offered for sale. The table also provides an indication of when capacity under construction will be available, when new capacity might be needed due to retirements or contractual obligations and what reserve margin would be appropriate.

DEFINITIONS:

o CAPACITY ON-LINE: total MW generation capacity available for generation at the beginning of the year

o CAPACITY UNDER CONSTRUCTION: MW of new capacity under construction. The length of the construction time depends on the plant being built.

o ESTIMATED RESERVES: A twenty percent reserve margin is estimated. You may choose to ignore this level and calculate your own.

o HISTORICAL PURCHASE CONTRACTS: contracts made historically that are set to zero in the future.

o    EFFECTIVE CAPACITY: Total capacity less the reserve margin.

o    CAPACITY UNDER CONTRACT: MW of capacity under a wholesale contract

o CAPACITY AVAILABLE FOR SALE: If contracted capacity is less than effective capacity the difference in MW is shown here.

o CAPACITY DEFICIT: If the contracted capacity is greater than the effective capacity, the difference in MW is shown here.

    Table G1: Generation Company Capacity Requirement Statement (MW) for 1999
                         Wisconsin Power and Light, DARW


                                    1999       2000       2001       2002       2003       2004       2005
                                --------   --------   --------   --------   --------   --------   --------
Capacity On-line                   9,081      9,281      9,281      9,281      9,281      9,281      9,281
Capacity under Construction          200          0          0          0          0          0          0
Capacity Retirements                   0          0          0          0          0          0          0
  Total Capacity                   9,281      9,281      9,281      9,281      9,281      9,281      9,281
  Estimated Reserves               2,320      2,320      2,320      2,320      2,320      2,320      2,320
Historical Purchase Contracts          0          0          0          0          0          0          0
Effective Capacity                 6,961      6,961      6,961      6,961      6,961      6,961      6,961
Capacity Under Contract            1,562      1,562      1,562      1,562      1,562      1,562      1,562

Capacity Available for Sale        5,399      5,399      5,399      5,399      5,399      5,399      5,399
Capacity Deficit                       0          0          0          0          0          0          0

TABLE G2: GENERATION COMPANY STATEMENT OF INCOME AND FINANCE

PURPOSE: Table G2 shows the company income statement (all values in $M) including common measures of performance such as the debt/equity ratio and return on equity. Notice that operating revenues are divided into contract revenues and central dispatch revenues.

USE: the income statements shows how well you are doing financially and where your problems might be if you are not.

DEFINITIONS:

     OPERATING REVENUES:

o    DIRECT ACCESS CONTRACT REVENUE: revenue from dispatching contracts.

o CENTRAL DISPATCH REVENUE: additional revenue from being dispatched by the pool as the lowest cost producer.

o CONTRACT FOR DIFFERENCES REVENUE: revenue from contracts hedging on generation price volatility.

o    SPOT MARKET REVENUE: revenue from sales to the spot market

o    OTHER REVENUE: Includes revenue from transmission constraints

     OPERATING EXPENSES FROM:

o SPOT MARKET PURCHASES: Power purchased from the spot market at the market price.

o    PURCHASED POWER:: Historical purchases which are set to 0 in the future.

o EMERGENCY POWER: A forced, computer generated purchase. Emergency power is purchased because contractual power was inadequate to cover your load.

o    OPERATING INCOME: Calculated as Operating Revenues minus Operating
     Expenses.

o    NET INCOME: Operating Income plus Other Income minus Interest Payments.

     SOURCES AND USES OF FUNDS

o    CONSTRUCTION EXPENDITURES: money spent on new plant

o COMMON STOCK DIVIDENDS: money paid out to stockholders; this variable can be modified by the player.

o COMPANY PURCHASE PRICE: if you have engaged in a takeover or buyout during the previous year, the cost of the purchase is recorded here.

     BALANCE SHEET

o CASH (ON HAND): yearly additions to retained earnings. Cash and retained earnings need to be watched and adjusted (by increasing expenditures, if necessary) to avoid becoming a take-over target.

o    RETAINED EARNINGS: cumulative cash on hand

o    RETURN ON EQUITY: classic measure of company health.

 Table G2: Generation Company Statement of Income and Finance (in millions) for
                      1999 Wisconsin Power and Light, DARW


                                               1994       1995       1996       1997       1998       1999
                                           --------   --------   --------   --------   --------   --------
Operating Revenues:
   Direct Access Contracts .............        333          2          6        192        199        196
   Contract for Differences ............          0          0          0          0          0          0
   Central Dispatch ....................          0          0          0          0          0          0
   Spot Market .........................          0        291        301        687        689        913
   Other ...............................        123        102         82        146         97         49
     Total .............................        456        394        388      1,025        985      1,158

Operating Expenses:
   Fuel Cost ...........................        122        145        151        419        394        392
   Operation and Maintenance ...........         54         73         74        195        191        188
   Purchased Power .....................         38          0          0          0          0          0
   Spot Market Purchases ...............          0          0          0          0          0          0
   Central Dispatch ....................          0          0          0          0          0          0
   Emergency Purchased Power ...........          0          0          0          0          0          0
     Total Production Expenses .........        214        218        225        614        585        580
   Depreciation ........................         26         32         30        128        121        114
   Income Taxes ........................         13         -6         -9        -49        -60          5
   Other Taxes .........................         10         11         11         45         42         41
   General and Admin. Costs ............         21          0          0          9         10          9
   Miscellaneous Expenses ..............        132        110         88        157        105         52
      TOTAL ............................        417        366        345        904        803        801
Operating Income .......................         39         28         43        121        182        357
Other Income ...........................          5          4          6          9          2         12
Interest Payments ......................         13         17         16         64         94         91
Net Income .............................         31         16         33         66         90        279

Sources
   Net Income ..........................         31         16         33         66         90        279
   Depreciation ........................         26         32         30        128        121        114
   Funds From Debt .....................         78          0          0        380          0          0
   Funds From Common Stock .............          0          0          0        780          0          0
   Funds from Preferred Stock ..........          0          0          0          0          0          0
   Funds from Cash .....................          0          0          0         64          0          0
      TOTAL ............................        134         48         64      1,417        211        393
Uses
   Expenditures for New Capacity .......          9          0          0          0          0         51
   Common Stock Dividends ..............         29          9         21         42         57        182
   Preferred Stock Dividends ...........          2          1          2          2          4          4
   Preferred Stock Sinking Fund ........          1          1          1          2          2          2
   Debt Repayment ......................         85          6          6         21         33         31
   Company Purchase Price ..............          0          0          0      1,350          0          0
   New Liquid Investments ..............          0         30         34          0        116        124
   Common Stock Repurchased ............          2          0          0          0          0          0
   Misc. Projects ......................          7          0          0          0          0          0
      TOTAL ............................        134         48         64      1,417        211        393

Assets
   Current Assets ......................          0          0          0         67         67        250
   Net Assets ..........................        483        549        519      2,183      2,062      1,999
   Liquid Investments ..................          0         30         64          0        116         55
     TOTAL .............................        483        579        583      2,250      2,245      2,304
Liabilities
   Current Liabilities .................         98         98         98          0          0          0
   Long Term Debt ......................        138        182        176        977        945        913
   Preferred Stock .....................         25         32         31         66         64         62
     TOTAL Liabilities .................        260        312        304      1,043      1,008        975
Equity
   Common Stock ........................        109        148        148        928        928        928
   Retained Earnings ...................        114        119        130        279        308        402
     Common Stockholders Equity ........        223        267        278      1,207      1,236      1,330
TOTAL Liab. and Equity .................        483        579        583      2,250      2,245      2,304

Debt Fraction of Capitalization ........       0.38       0.40       0.39       0.45       0.43       0.41
Return on Equity .......................       0.14       0.06       0.12       0.05       0.07       0.21

TABLE G3: GENERATION COMPANY DIRECT ACCESS OR CFD SALES AND REVENUES

PURPOSE: Table G3 shows sales to, unit prices and total revenues by retail company. Also shown are line losses, spot market purchases and emergency purchases

USE: This table tracks your sales on a company by company basis and also calculates an average price of power for your company and compares it to an average spot market price. This table should help you discover whether or not you are making advantageous contracts with retail companies and should help you decide whether or not to sell more power in the spot market.

IMPORTANT DEFINITIONS:

IN THE SALES SECTION:

TOTAL PURCHASES: the sum of all your sales by retail company. This is gross sales to the retail company - the retail company nets out line losses.

IN THE UNIT PRICE AND REVENUES SECTIONS:

AVERAGE PRICE: Your average price for all your contract sales

TOTAL REVENUE: Total revenues from your contract sales

  Table G3: Generation Company Direct Access or CfD Sales & Revenues for 1999
                        Wisconsin Power and Light, DARW


                                                             1994      1995      1996      1997      1998       1999
                                                           ------      ----      ----    ------    ------     ------
                 DIRECT ACCESS or CfD SALES (GWh)
                 Minnesota Power                                0         0         0         0         0           0
                 Primergy                                       0         0         0         0       128         128
                 Otter Tail Power                               0         0        53         0         0         100
                 Wisconsin Power and Light                 11,586         0         0         0         0           0
                 Interstate/IES Utilities                       0         0         0         0         0           0
                 North/South Dakota                             0         0         0         0         0           0
                 Central Illinois Light Co.                     0         0         0     1,664     1,664         888
                 Union Electric                                 0         0         0         0        81          81
                 Commonwealth Edison                            0         0         0         0         0           0
                 Illinois Power                                 0         0         0         0         0         835
                 American Electric Power                        0         0         0     1,378         5       1,104
                 Cinergy                                        0         0        81     6,525     8,715       6,516
                 Iowa Illinois Gas & Electric                   0         0         0         0         0           0
                 Canada                                         0         0         0         0         0           0
                 Independent Power Producer                     0         0         0         0         0           0
                 Total                                     11,586         0       134     9,567    10,594       9,653

                 DIRECT ACCESS or CfD PRICES (Mills/kWh)
                 Minnesota Power                             0.00      0.00      0.00      0.00      0.00        0.00
                 Primergy                                    0.00      0.00      0.00**********      5.54        5.54
                 Otter Tail Power                            0.00      0.00     26.44********************       25.69
                 Wisconsin Power and Light                  28.75      0.00      0.00      0.00      0.00        0.00
                 Interstate/IES Utilities                    0.00      0.00      0.00      0.00      0.00        0.00
                 North/South Dakota                          0.00      0.00      0.00      0.00      0.00        0.00
                 Central Illinois Light Co.                  0.00      0.00      0.00     21.69     21.69       22.51
                 Union Electric                              0.00      0.00      0.00      0.00     39.28       25.15
                 Commonwealth Edison                         0.00      0.00      0.00      0.00      0.00        0.00
                 Illinois Power                              0.00      0.00      0.00      0.00      0.00       30.61
                 American Electric Power                     0.00      0.00      0.00      8.38      3.73       30.24
                 Cinergy                                     0.00      0.00     38.91     21.77     18.13       17.21
                 Iowa Illinois Gas & Electric                0.00      0.00      0.00      0.00      0.00        0.00
                 Canada                                      0.00      0.00      0.00      0.00      0.00        0.00
                 Independent Power Producer                  0.00      0.00      0.00      0.00      0.00        0.00
                 Average                                    28.75      0.00     33.93     19.84     18.70       20.35

                 DIRECT ACCESS or CfD REVENUES (M$/year)
                 Minnesota Power                                0         0         0         0         0           0
                 Primergy                                       0         0         0         0         1           1
                 Otter Tail Power                               0         0         1         0         0           3
                 Wisconsin Power and Light                    333         0         0         0         0           0
                 Interstate/IES Utilities                       0         0         0         0         0           0
                 North/South Dakota                             0         0         0         0         0           0
                 Central Illinois Light Co.                     0         0         0        36        36          20
                 Union Electric                                 0         1         1         1         3           2
                 Commonwealth Edison                            0         0         0         0         0           0
                 Illinois Power                                 0         0         0         1         1          26
                 American Electric Power                        0         0         0        12         0          33
                 Cinergy                                        0         0         3       142       158         112
                 Iowa Illinois Gas & Electric                   0         0         0         0         0           0
                 Canada                                         0         0         0         0         0           0
                 Independent Power Producer                     0         0         0         0         0           0
                 Total                                        333         2         6       192       199         196

TABLE G4: GENERATION COMPANY CONTRACT INFORMATION

PURPOSE: Table G4 shows the particulars of your existing generation capacity contracts by year, fuel type and distribution company. Sales from each contract, revenue and average prices are also detailed.

USE: Looking at these contracts will help you get a feel for what you should be charging for your power. Notice that there are two costs in each contract: an energy cost (expressed on a kWh basis) and a capacity cost for reserving generation capacity.

DEFINITIONS:

o CONTRACT CAPACITY: amount of capacity (in MW) under contract to the distributor.

o ENERGY COST: this is generally the variable cost of power production including current fuel costs. It is possible and sometimes desirable to "roll in" part of the capacity cost into the energy cost.

o CAPACITY COST: Cost of reserving firm power service. Notice that this cost is given in dollars per kW while the contract capacity is listed in MW. Multiply the dollars per kW by 1000 to get dollars per MW.

o AVERAGE PRICE: The average price is sales divided by revenue. Normally, the average price will change with sales because fixed costs decline per unit as more kWh of energy are sold.

o CAPACITY FACTOR: This is the energy purchased in the previous period divided by the maximum energy which could be purchased from this contract.

o AVERAGE PRICE: The fuel type is only used to identify the contract if you need to cancel it.

           Table G4: Generation Company Contract Information for 1999
                            Wisconsin Power and Light



                CONTRACT   ENERGY     CAPACITY
                CAPACITY    COST       COST           RETAIL                SALES     REVENUE   AVE. PRICE        FUEL     CAPACITY
                  (MW)    Mills/kWh)  ($/kW)          COMPANY               (GWh)       (M$)    (Mills/kWh)       TYPE      FACTOR
                --------  ----------  --------        -------               -----     -------   -----------       ----     --------

1999-2000           95       29.82      7        Illinois Power               835         26        30.61      Gas/Oil Turbi  1.00
2001-2021           95        0.00      7        Illinois Power                 0          0         0.00      Gas/Oil Turbi  0.00
1999-2002          215       29.24      5        American Electric Power    1,104         33        30.24      Gas/Oil Turbi  0.59
2003-2021          215        0.00      5        American Electric Power        0          0         0.00      Gas/Oil Turbi  0.00
1999-1999          190       20.75      8        Central Illinois Light C     888         20        22.51      Coal Steam     0.53
2000-2021          190        0.00      8        Central Illinois Light C       0          0         0.00      Coal Steam     0.00
1999-1999          724       20.75      8        Cinergy                    4,138         92        22.19      Coal Steam     0.65
2000-2021          724        0.00      8        Cinergy                        0          0         0.00      Coal Steam     0.00
1999-1999          271        6.84     15        Cinergy                    2,372         20         8.56         Nuclear     1.00
2000-2021          271        0.00     15        Cinergy                        0          0         0.00         Nuclear     0.00
1999-2000           15        5.09      4        Primergy                     128          1         5.54           Hydro     1.00
2001-2021           15        0.00      4        Primergy                       0          0         0.00           Hydro     0.00
1999-2001            1        2.72      4        Cinergy                        7          0         3.16           Hydro     1.00
2002-2021            1        0.00      4        Cinergy                        0          0         0.00           Hydro     0.00
1999-1999           42       24.83      2        Otter Tail Power             100          3        25.69           Waste     0.27
2000-2021           42        0.00      2        Otter Tail Power               0          0         0.00           Waste     0.00
1999-1999            9       24.90      2        Union Electric                81          2        25.15           Waste     1.00
2000-2021            9        0.00      2        Union Electric                 0          0         0.00           Waste     0.00
1999                                               Total                    9,653        196        20.35

TABLE G5:  GENERATION COMPANY CAPACITY COSTS

PURPOSE: Table G5 shows the features of your existing generation capacity by fuel type and region including capacity factors and a breakdown of embedded costs.

USE: This table helps you make cost-based decisions about what to sell your power for by providing you with the information you need to determine the minimum price necessary to cover your costs. To allocate fixed costs over sales an estimate of sales must be made. This estimate is done using plant capacity factors and is described elsewhere in this document.

Pricing power is done on the basis of fixed and variable costs. Fixed costs must be annualized and prorated by a capacity factor to convert them into mills/kWh. This task is performed for you in the following table for capacity factors of 25, 50, and 75%. These fixed costs are then added to the variable costs to get a total mills/kWh cost of generation. These total costs are also listed in the table for 25, 50 and 75% capacity factors.

DEFINITIONS:

o    PLANT AVAILABILITY FACTOR: Percent of the year plant is available.

o    ACTUAL CAPACITY FACTOR: Capacity factor of the plant for the previous year.

o    CAPACITY COSTS: Construction cost of the plant ($/Kw).

o    LEVELIZED CAPACITY COST: Capacity costs "spread out" on an annual basis.

o    FIXED O&M COSTS: O&M costs that do not vary with GWh generated.

o ANNUAL FIXED COST: Sum of the levelized Capacity Cost and the fixed O&M costs. Values for fixed costs in mills/kWh are given for different capacity factors.

o    VARIABLE O&M COSTS: O&M costs that vary with the GWh sold.

o    VARIABLE COST OF PLANTS: Sum of fuel and variable O&M costs.

o AVERAGE COST OF POWER: this calculation is performed given several plant capacity factors.

              Table G5: Generation Company Capacity Costs for 1999
                         Wisconsin Power and Light, DARW


                              Oil/Gas CT  Oil/Gas CC   Oil Steam        Coal   Adv. Coal     Nuclear       Hydro       Waste
                              ----------  ----------   ---------   ---------   ---------   ---------   ---------   ---------
Generation Capacity (MW)
MAPP Canada                            0           0           0           0           0           0           0           0
MAPP US                              654           0           0       4,794           0         637          41         172
MAIN                                   0           0           0           0           0           0           0           0
ECAR                                   1         700           0       1,857           0         166          60           0
  Total                              655         700           0       6,651           0         803         101         172

Electricity Generated (GWh)          502       2,724           0      25,676           0       4,725         269         312
Plant Availability Factor (%)      95.00       90.00        0.00       75.00        0.00       85.00       75.00       60.00
Actual Capacity Factor (%)          8.75       44.42        0.00       61.14        0.00       84.68       75.00       20.73

Existing Plants
  Fixed Cost ($/KW)
    Capacity Costs                   162         747           0         182           0         410         121           0
    Levelized Capacity Cost        28.10      129.30        0.00       31.54        0.00       70.97       21.03        0.00
    Fixed O&M Costs                 4.86       12.06        0.00       16.82        0.00       17.38        2.01       16.11
    Annual Fixed Cost              32.96      141.36        0.00       48.36        0.00       88.34       23.04       16.11

  Fixed Cost (MILLS/kWh)
    Actual Capacity Factor         42.98       36.33        0.00        9.03        0.00       11.91        3.51        8.87
    25% Capacity Factor            15.05       64.55        0.00       22.08        0.00       40.34       10.52        7.35
    50% Capacity Factor             7.52       32.27        0.00       11.04        0.00       20.17        5.26        3.68
    75% Capacity Factor             5.02       21.52        0.00        7.36        0.00       13.45        3.51        2.45

  Variable Cost (MILLS/KWH)
    Fuel Cost                      35.84       15.53        0.00       12.35        0.00        1.57        0.00       21.43
    Variable O&M Costs              0.44        0.69        0.00        3.07        0.00        0.00        0.00        4.51
    Pollution Tax Rate              0.00        0.00        0.00        0.00        0.00        0.00        0.00        0.00
    Variable Cost                  36.28       16.22        0.00       15.42        0.00        1.57        0.00       25.94

  Average Cost (MILLS/kWh)
    Actual Capacity Factor         79.26       52.55        0.00       24.45        0.00       13.48        3.51       34.81
    25% Capacity Factor            51.33       80.76        0.00       37.50        0.00       41.91       10.52       33.30
    50% Capacity Factor            43.80       48.49        0.00       26.46        0.00       21.74        5.26       29.62
    75% Capacity Factor            41.29       37.73        0.00       22.78        0.00       15.01        3.51       28.39

New Plants
  Fixed Cost ($/KW)
    Capacity Costs                   472         617       1,000       1,400       1,469       2,500       1,804       1,800
    Levelized Capacity Cost        81.70      106.80      173.10      242.34      254.29      432.75      312.27      311.58
    Fixed O&M Costs                 4.86       12.06        0.52       16.82       16.82       17.38        2.01       16.11
    Annual Fixed Costs             82.54      108.89      173.19      245.25      257.20      435.76      312.62      314.37

  Fixed Cost (MILLS/kWh)
    Actual Capacity Factor         15.70       20.72       32.95       46.66       48.93       82.91       59.48       59.81
    25% Capacity Factor            37.69       49.72       79.08      111.99      117.44      198.98      142.75      143.55
    50% Capacity Factor            18.85       24.86       39.54       55.99       58.72       99.49       71.38       71.77
    75% Capacity Factor            12.56       16.57       26.36       37.33       39.15       66.33       47.58       47.85

  Variable Cost (MILLS/KWH)
    Fuel Cost                      35.84       15.53       17.47       12.35       12.35        1.57        0.00       21.43
    Variable O&M Costs              0.44        0.69        4.52        3.07        3.07        0.00        0.00        4.51
    Pollution Tax Rate              0.00        0.00        0.00        0.00        0.00        0.00        0.00        0.00
    Variable Cost of Plants        36.28       16.22       21.99       15.42       15.42        1.57        0.00       25.94

  Average Cost (MILLS/kWh)
    25% Capacity Factor            73.97       65.94      101.07      127.41      132.86      200.54      142.75      169.49
    50% Capacity Factor            55.12       41.08       61.53       71.41       74.14      101.06       71.38       97.72
    75% Capacity Factor            48.84       32.79       48.35       52.75       54.56       67.89       47.58       73.79

TABLE G6: GENERATION COMPANY CAPACITY UNDER CONSTRUCTION

PURPOSE: Table G6 provides a listing of the generation plant under construction.

USE: For tracking purposes.


        Table G6: Generation Company Capacity under Construction for 1999
                            Wisconsin Power and Light



                                                          Completion
                 MW            Plant Type                 Date





no plants under construction at this time

TABLE G7: GENERATION COMPANY GENERATION COSTS

PURPOSE: Table G7 provides a detailed breakdown of generation plant use and costs and a comparison with system wide costs.

USE: You can use this table to evaluate your costs against your competitors.

DEFINITIONS:

o    CAPACITY FACTOR: fraction of the year the plant is generating.

PRICE OF SPOT MARKET PURCHASES:

o SPOT MARKET BASELOAD POWER: Your average cost of spot market baseload power.

o SPOT MARKET INTERMEDIATE POWER: Your average cost of spot market intermediate power.

o    SPOT MARKET PEAKING POWER: Your average cost of spot market peaking power

o    EMERGENCY POWER: Your average cost of emergency power.

SYSTEM SPOT MARKET PRICES :

o SPOT MARKET BASELOAD POWER: System average cost of spot market baseload power.

o SPOT MARKET INTERMEDIATE POWER: System average cost of spot market intermediate power.

o SPOT MARKET PEAKING POWER: System average cost of spot market peaking power.

o    EMERGENCY POWER: System average cost of emergency power.


Note: If a number is too large to fit in the space allocated in a report, then the number is replaced by a string of *********. This normally occurs on a unit price or cost when a fixed cost is divided by a very small number of kWhs.

             Table G7: Generation Company Generation Costs for 1999
                         Wisconsin Power and Light, DARW


                                            1994      1995      1996      1997      1998         1999
                                           -----    ------    ------    ------    ------       ------

CAPACITY (MW)
Gas/Oil Turbines                             255       255       255       654       654          655
Gas/Oil Combined Cycle                         0         0         0       700       700          700
Gas/Oil Steam                                  0         0         0         0         0            0
Coal Steam                                 1,420     1,759     1,759     4,794     4,794        6,651
Advanced Coal                                  0         0         0         0         0            0
Nuclear                                      219       219       219       637       637          803
Hydro                                         39        39        39        41        41          101
Waste                                        172       172       172       172       172          172

GENERATION (GWh)
Gas/Oil Turbines                             874         0        79       510       408          502
Gas/Oil Combined Cycle                         0         0         0     2,743     2,352        2,724
Gas/Oil Steam                                  0         0         0         0         0            0
Coal Steam                                 6,971    11,559    11,559    27,846    26,686       25,676
Advanced Coal                                  0         0         0         0         0            0
Nuclear                                    1,625     1,631     1,631     4,743     4,743        4,725
Hydro                                        223       256       256       269       269          269
Waste                                        110         0       143       317       261          312
CAPACITY FACTOR
Gas/Oil Turbines                           39.12      0.00      3.56      8.90      7.12         8.74
Gas/Oil Combined Cycle                      0.00      0.00      0.00     44.73     38.35        44.42
Gas/Oil Steam                               0.00      0.00      0.00      0.00      0.00         0.00
Coal Steam                                 56.04     75.00     75.00     66.31     63.55        44.07
Advanced Coal                               0.00      0.00      0.00      0.00      0.00         0.00
Nuclear                                    84.71     85.00     85.00     85.00     85.00        67.18
Hydro                                      65.28     75.00     75.00     75.00     75.00        30.55
Waste                                       7.28      0.00      9.50     21.02     17.35        20.73

FUEL AND O&M COSTS (M$)
Gas/Oil Turbines                              33         1         4        22        18           21
Gas/Oil Combined Cycle                         0         0         0        53        47           53
Gas/Oil Steam                                  0         0         0         0         0            0
Coal Steam                                   131       208       208       510       492          508
Advanced Coal                                  0         0         0         0         0            0
Nuclear                                        6         6         6        19        19           21
Hydro                                          0         0         0         0         0            0
Waste                                          6         3         6        11        10           11

FUEL AND O&M COSTS (Mills/kWh)
Gas/Oil Turbines                           37.69**********     51.86     42.51     44.06        42.62
Gas/Oil Combined Cycle                      0.00      0.00      0.00     19.29     19.81        19.32
Gas/Oil Steam                               0.00      0.00      0.00      0.00      0.00         0.00
Coal Steam                                 18.85     17.98     17.98     18.32     18.44        19.78
Advanced Coal                               0.00      0.00      0.00      0.00      0.00         0.00
Nuclear                                     3.91      3.90      3.90      3.90      3.90         4.52
Hydro                                       0.35      0.31      0.31      0.31      0.31         0.75
Waste                                      51.21**********     45.30     34.69     36.54        34.81

PRICE OF SPOT MARKET PURCHASES (MILLS/KWH)
Baseload Spot Market                        0.00      0.00      0.00      0.00      0.00        75.89
Intermediate Spot Market                    0.00      0.00      0.00      0.00      0.00        75.89
Peaking Spot Market                         0.00      0.00      0.00      0.00      0.00         0.00
Emergency Purchases                         0.00      0.00      0.00      0.00      0.00         0.00

SYSTEM-WIDE PRICE OF SPOT MARKET PURCHASE (MILLS/KWH)
Baseload Spot Market                       25.00     23.59     22.56     22.68     24.29        30.04
Intermediate Spot Market                   50.00     27.81     23.60     28.09     32.31        46.02
Peaking Spot Market                        75.00     37.27     37.76     39.70     49.79        92.30
Emergency Purchases                       120.00     37.30     40.60     41.88     85.74       120.00

TABLE G8: GENERATION COMPANY GENERATION BALANCE

PURPOSE: Table G8 provides a summary of the generation company sales to retail companies and the actual generation and power purchases.

USE: The table shows where the generation company sales are originating and how the plants are being dispatched.

                 Table G8: Generation Balance (GWh/Yr) for 1999
                         Wisconsin Power and Light, DARW



                                     1994         1995         1996         1997         1998         1999
                                ---------    ---------    ---------    ---------    ---------    ---------
DIRECT ACCESS SALES
Minnesota Power                         0            0            0            0            0            0
Primergy                                0            0            0            0          128          128
Otter Tail Power                        0            0           53            0            0          100
Wisconsin Power and Light          11,586            0            0            0            0            0
Interstate/IES Utilities                0            0            0            0            0            0
North/South Dakota                      0            0            0            0            0            0
Central Illinois Light Co.              0            0            0        1,664        1,664          888
Union Electric                          0            0            0            0           81           81
Commonwealth Edison                     0            0            0            0            0            0
Illinois Power                          0            0            0            0            0          835
American Electric Power                 0            0            0        1,378            5        1,104
Cinergy                                 0            0           81        6,525        8,715        6,516
Iowa Illinois Gas & Electric            0            0            0            0            0            0
Canada                                  0            0            0            0            0            0
Independent Power Producer              0            0            0            0            0            0
  Total                            11,586            0          134        9,567       10,594        9,653

SALES TO SPOT MARKET
Block 1                                 0            0          106          363          527          856
Block 2                                 0            0            0        3,862        3,300        3,616
Block 3                                 0            0            0            0            0            0
Block 4                                 0       11,559       11,559       22,450       20,079       19,786
Block 5                                 0            0            0            0            0            0
Block 6                                 0        1,631        1,631           16           16           16
Block 7                                 0          256          122           35           35           35
Block 8                                 0            0          116          133          170          247
Block 9                                 0            0            0            0            0            0
Block 10                                0            0            0            0            0            0
  Total                                 0       13,446       13,534       26,860       24,127       24,556

CENTRAL DISPATCH SALES                  0            0            0            0            0            0

TOTAL SALES                        11,586       13,446       13,668       36,427       34,720       34,209


GENERATION
Gas/Oil Turbines                      874            0           79          510          408          502
Gas/Oil Combined Cycle                  0            0            0        2,743        2,352        2,724
Gas/Oil Steam                           0            0            0            0            0            0
Coal Steam                          6,971       11,559       11,559       27,846       26,686       25,676
Advanced Coal                           0            0            0            0            0            0
Nuclear                             1,625        1,631        1,631        4,743        4,743        4,725
Hydro                                 223          256          256          269          269          269
Waste                                 110            0          143          317          261          312
  Total                             9,802       13,446       13,668       36,427       34,720       34,209

SPOT MARKET PURCHASES
Baseload                                0            0            0            0            0            0
Intermediate                            0            0            0            0            0            0
Peak                                    0            0            0            0            0            0
  Total                                 0            0            0            0            0            0

PURCHASES                           1,784            0            0            0            0            0

CENTRAL DISPATCH PURCHASES              0            0            0            0            0            0

EMERGENCY                               0            0            0            0            0            0

TOTAL GENERATION & PURCHASES       11,586       13,446       13,668       36,427       34,720       34,209

TABLE G9: SPOT MARKET SALES AND REVENUE

PURPOSE: Table G9 provides information on spot market sales and revenue. The bid price and the actual price received are recorded as are the sales and capacity factor.

USE: This table is useful for checking your bidding strategy and determining how many of your bids were accepted.


DEFINITIONS:

o CAPACITY BID: This is the amount of capacity bid into the spot market. If capacity is bid into the spot market from more than one region, then the values are summed before being shown on this table.

o BID PRICE: This is the price at which your capacity is offered to the spot market. This bid price determines which blocks the spot market will purchase from.

o SPOT MARKET SALES: The amount of power the spot market purchased from each block.

o PRICES RECEIVED: The amount paid by the spot market depends on the cost of the last block dispatched during each hour. This price will generally be higher than the bid price for each block.

o SPOT MARKET REVENUES: Revenues are equal to spot market sales times the prices received.

o CAPACITY FACTOR: This is the fraction of the year which the spot market purchased power from each block.

                Table G9: Spot Market Sales and Revenue for 1999
                         Wisconsin Power and Light, DARW


                                   1994        1995        1996        1997        1998        1999
                               --------    --------    --------    --------    --------    --------

CAPACITY BID (MW)
Block 1                               0         242         242         621         621         621
Block 2                               0           0           0         630         630         627
Block 3                               0           0           0           0           0           0
Block 4                               0       1,320       1,320       3,070       2,952       2,804
Block 5                               0           0           0           0           0           0
Block 6                               0         186         186           2           2           2
Block 7                               0          29          14           4           4           4
Block 8                               0         103         103         103         103         103
Block 9                               0           0           0           0           0           0
Block 10                              0           0           0           0           0           0
  Total                               0       1,880       1,865       4,430       4,313       4,161

BID PRICE (MILLS/KWH)
Block 1                            0.00       36.29       36.29       36.29       36.29       36.29
Block 2                            0.00        0.00        0.00       16.22       16.25       16.25
Block 3                            0.00        0.00        0.00        0.00        0.00        0.00
Block 4                            0.00       15.44       15.43       15.43       15.43       15.43
Block 5                            0.00        0.00        0.00        0.00        0.00        0.00
Block 6                            0.00        1.57        1.57        1.57        1.59        1.59
Block 7                            0.00        0.01        0.00        0.00        0.01        0.01
Block 8                            0.00       25.95       25.95       25.95       25.95       25.95
Block 9                            0.00        0.00        0.00        0.00        0.00        0.00
Block 10                           0.00        0.00        0.00        0.00        0.00        0.00

SPOT MARKET SALES (GWH)
Block 1                               0           0         106         363         527         856
Block 2                               0           0           0       3,862       3,300       3,616
Block 3                               0           0           0           0           0           0
Block 4                               0      11,559      11,559      22,450      20,079      19,786
Block 5                               0           0           0           0           0           0
Block 6                               0       1,631       1,631          16          16          16
Block 7                               0         256         122          35          35          35
Block 8                               0           0         116         133         170         247
Block 9                               0           0           0           0           0           0
Block 10                              0           0           0           0           0           0
  Total                               0      13,446      13,534      26,860      24,127      24,556

PRICES RECEIVED (MILLS/KWH)
Block 1                            0.00        0.00       37.49       38.23       42.28       56.32
Block 2                            0.00        0.00        0.00       26.43       30.96       40.01
Block 3                            0.00        0.00        0.00        0.00        0.00        0.00
Block 4                            0.00       21.62       21.96       25.18       27.71       35.65
Block 5                            0.00        0.00        0.00        0.00        0.00        0.00
Block 6                            0.00       21.62       21.96       22.13       23.59       29.56
Block 7                            0.00       21.62       21.96       22.13       23.59       29.56
Block 8                            0.00        0.00       36.61       37.51       41.28       54.33
Block 9                            0.00        0.00        0.00        0.00        0.00        0.00
Block 10                           0.00        0.00        0.00        0.00        0.00        0.00

SPOT MARKET REVENUES (M$)
Block 1                               0           0           4          14          22          48
Block 2                               0           0           0         102         102         145
Block 3                               0           0           0           0           0           0
Block 4                               0         250         254         565         556         705
Block 5                               0           0           0           0           0           0
Block 6                               0          35          36           0           0           0
Block 7                               0           6           3           1           1           1
Block 8                               0           0           4           5           7          13
Block 9                               0           0           0           0           0           0
Block 10                              0           0           0           0           0           0
  Total                               0         291         301         687         689         913

CAPACITY FACTOR (%)
Block 1                            0.00        0.00        5.00        6.67        9.68       15.72
Block 2                            0.00        0.00        0.00       69.98       59.80       65.80
Block 3                            0.00        0.00        0.00        0.00        0.00        0.00
Block 4                            0.00      100.00      100.00       83.49       77.64       80.56
Block 5                            0.00        0.00        0.00        0.00        0.00        0.00
Block 6                            0.00      100.00      100.00      100.00      100.00      100.00
Block 7                            0.00      100.00      100.00      100.00      100.00      100.00
Block 8                            0.00        0.00       12.87       14.72       18.75       27.33
Block 9                            0.00        0.00        0.00        0.00        0.00        0.00
Block 10                           0.00        0.00        0.00        0.00        0.00        0.00

TABLE G10:  GENERATION COMPANY PERFORMANCE MEASURES

PURPOSE: Table G10 provides a comparison of company performance among all the generating companies. Information includes sales, average prices, revenues, net income, and return on equity.

USE: The generating companies are evaluated based on their ability to optimize these variables.

DEFINITIONS:

o AVERAGE PRICE: This is the average price received from selling power to retail energy companies or the spot market.


                    Table G10: Performance Measures for 1999
                         Wisconsin Power and Light, DARW


                                     1994         1995         1996         1997         1998         1999
                                ---------    ---------    ---------    ---------    ---------    ---------
SALES (GWh/Year)
Minnesota Power                    10,723       13,454       18,703       97,627       95,384       97,567
Primergy                           71,063       79,644       66,300       51,170       55,933       59,490
Otter Tail Power                    4,924        5,921        8,183        8,207        8,266        8,242
Wisconsin Power and Light          11,586       13,446       13,668       36,427       34,720       34,209
Interstate/IES Utilities           16,714        6,344       13,960            0            0            0
North/South Dakota                  4,058        4,434        4,566        4,564        4,726        4,904
Central Illinois Light Co.          6,030        2,850        2,014        1,692        1,977        2,782
Union Electric                     56,676       48,775       40,993            0            0            0
Commonwealth Edison                92,338       84,765       86,331       86,788       85,973       85,708
Illinois Power                     22,798       17,771       20,804       20,935       21,805       23,144
American Electric Power           139,119      131,827      145,239      160,600      197,135      222,169
Cinergy                            53,680       71,484       69,911       45,745       41,312       44,560
Iowa Illinois Gas & Electric        6,433        6,845        9,861        8,810        9,716       10,818
Canada                             41,001       45,785       47,805       42,977       42,197       43,165
Independent Power Producer              0            0            0            0            0            0

AVERAGE PRICE (Mills/kWh)
Minnesota Power                      26.2         15.9         18.2         20.8         20.7         21.6
Primergy                             35.3         22.8         22.7         22.1         21.6         24.8
Otter Tail Power                     24.3         27.5         19.4         19.4         19.6         20.6
Wisconsin Power and Light            39.3         29.3         28.4         28.1         28.4         33.9
Interstate/IES Utilities             43.0         45.4         30.9          0.0          0.0          0.0
North/South Dakota                   82.5         60.0         52.0         44.8         38.3         36.8
Central Illinois Light Co.           56.2         68.2         76.4         73.3         59.9         55.6
Union Electric                       39.7         28.8         29.2          0.0          0.0          0.0
Commonwealth Edison                  52.7         18.1         19.2         19.8         21.6         28.7
Illinois Power                       58.0         27.5         24.4         22.5         22.1         23.9
American Electric Power              30.1         19.1         19.1         16.5         16.7         16.5
Cinergy                              38.0         24.9         24.1         27.5         29.0         35.3
Iowa Illinois Gas & Electric         69.2         46.3         36.3         33.5         30.8         32.0
Canada                               25.4         21.2         21.2         19.3         19.2         23.7
Independent Power Producer            0.0          0.0          0.0          0.0          0.0          0.0


TOTAL REVENUE (M$)
Minnesota Power                     281.3        214.2         340.4       2,029.6       1,974.6       2,110.8
Primergy                          2,509.2      1,819.4       1,504.2       1,132.9       1,208.1       1,477.2
Otter Tail Power                    119.5        162.7         158.5         159.6         162.4         170.0
Wisconsin Power and Light           455.7        394.4         388.1       1,025.2         985.0       1,158.2
Interstate/IES Utilities            719.3        288.0         430.9           0.0           0.0           0.0
North/South Dakota                  334.9        266.0         237.4         204.7         181.0         180.6
Central Illinois Light Co.          339.2        194.5         153.8         124.1         118.4         154.8
Union Electric                    2,249.3      1,403.2       1,197.1           0.0           0.0           0.0
Commonwealth Edison               4,863.1      1,534.7       1,657.6       1,715.1       1,853.9       2,462.7
Illinois Power                    1,323.1        488.9         507.1         470.3         482.3         554.1
American Electric Power           4,183.5      2,523.1       2,779.2       2,643.5       3,288.2       3,661.6
Cinergy                           2,037.3      1,783.1       1,685.9       1,258.4       1,198.8       1,571.4
Iowa Illinois Gas & Electric        445.5        317.1         358.0         294.8         299.0         346.1
Canada                            1,041.8        970.9       1,015.7         827.5         810.3       1,022.4
Independent Power Producer            0.0          0.0           0.0           0.0           0.0           0.0

NET INCOME (M$)
Minnesota Power                     27.77       (61.84)       (62.20)      (112.21)      (109.75)         1.58
Primergy                           206.38      (265.81)      (249.98)      (267.85)      (241.30)       (59.02)
Otter Tail Power                    14.31        15.83        (16.02)       (17.19)       (19.31)       (26.36)
Wisconsin Power and Light           30.53        15.73         33.21         65.83         90.21        278.85
Interstate/IES Utilities            34.85      (107.68)       (89.00)       136.93        140.83        144.98
North/South Dakota                  23.98        12.25         24.95         37.16         53.94         85.42
Central Illinois Light Co.           9.19       (14.37)        (7.88)        (0.37)        17.11         56.36
Union Electric                     263.40      (108.36)      (125.32)       202.62        207.69        211.78
Commonwealth Edison                238.35    (1,027.21       (925.38)      (881.39)      (831.06)      (410.87)
Illinois Power                     127.48      (288.21       (274.20)      (245.88)      (197.83)      (115.60)
American Electric Power            288.46      (480.92)      (478.24)      (812.62)      (970.08)    (1,299.42)
Cinergy                            105.82      (102.51)      (104.44)       (63.23)        16.10        301.67
Iowa Illinois Gas & Electric        31.71       (17.72)        (6.88)       (18.17)         7.35         60.15
Canada                              54.16        40.42         90.84         51.60         70.61        220.80
Independent Power Producer           0.00         0.00          0.00          0.00          0.00         (0.85)

RETURN ON EQUITY
Minnesota Power                     0.094       (0.138)       (0.114)       (0.063)       (0.066)        0.001
Primergy                            0.119       (0.158)       (0.175)       (0.233)       (0.268)       (0.071)
Otter Tail Power                    0.197        0.129        (0.154)       (0.202)       (0.302)       (0.433)
Wisconsin Power and Light           0.137        0.059         0.119         0.055         0.073         0.210
Interstate/IES Utilities            0.105       (0.204)       (0.125)        0.104         0.103         0.102
North/South Dakota                  0.131        0.057         0.111         0.157         0.212         0.301
Central Illinois Light Co.          0.069       (0.116)       (0.069)       (0.003)        0.146         0.414
Union Electric                      0.152       (0.062)       (0.077)        0.101         0.100         0.099
Commonwealth Edison                 0.060       (0.299)       (0.315)       (0.397)       (0.534)       (0.374)
Illinois Power                      0.114       (0.312)       (0.383)       (0.472)       (0.584)       (0.577)
American Electric Power             0.139       (0.247)       (0.332)       (0.929)       (2.878)      (99.000)
Cinergy                             0.075       (0.076)       (0.085)       (0.055)        0.014         0.244
Iowa Illinois Gas & Electric        0.108       (0.047)       (0.014)       (0.040)        0.016         0.126
Canada                              0.082        0.060         0.129         0.072         0.095         0.270
Independent Power Producer          0.000        0.000         0.000         0.000         0.000        (0.038)

TABLE G11: REGION CAPACITY REQUIREMENT STATEMENT (MW)

PURPOSE: This table shows generation capacity by fuel type including additions and retirements and regional peak demand with and without reserves. It also contains a system reserve margin.

USE: Table G11 is used for planning purposes to indicate how "tight" the capacity is getting in a region.

IMPORTANT DEFINITIONS:

ESTIMATED RESERVES: calculated at 20% default specification

SYSTEM RESERVE MARGIN: Capacity Margin divided by Generation Capacity

      Table G11: Region Capacity Requirement Statement (MW) for 1999, DARW


                                    1999        2000        2001        2002        2005
                                --------    --------    --------    --------    --------
Region Peak Demand               102,190     107,741     110,712     113,808     123,935
Estimated Reserves                25,548      26,935      27,678      28,452      30,984
Peak w/ Reserves                 127,738     134,676     138,390     142,260     154,918

Region Capacity:
Gas/Oil Turbines                   6,984       6,984       6,984       6,984       6,984
Gas/Oil Combined Cycle             2,800       4,100       4,100       4,100       4,100
Gas/Oil Steam                      3,789       3,789       3,781       3,745       3,650
Coal Steam                        82,893      82,893      82,746      82,746      82,746
Advanced Coal                          0           0           0           0           0
Nuclear                           20,565      20,565      20,565      20,565      20,565
Hydro                              7,487       7,487       7,487       7,487       7,487
Waste                                472         472         472         472         472


Retirements:
Gas/Oil Turbines                       0           0           0           0           0
Gas/Oil Combined Cycle                 0           0           0           0           0
Gas/Oil Steam                          0           8          36           0           0
Coal Steam                             0         147           0           0           0
Advanced Coal                          0           0           0           0           0
Nuclear                                0           0           0           0           0
Hydro                                  0           0           0           0           0
Waste                                  0           0           0           0           0

Capacity under Construction:
Gas/Oil Turbines                       0           0           0           0           0
Gas/Oil Combined Cycle             1,300           0           0           0           0
Gas/Oil Steam                          0           0           0           0           0
Coal Steam                             0           0           0           0           0
Advanced Coal                          0           0           0           0           0
Nuclear                                0           0           0           0           0
Hydro                                  0           0           0           0           0
Waste                                  0           0           0           0           0

Total Region Capacity            126,290     126,135     126,099     126,099     126,004

Capacity Surplus                       0           0           0           0           0
Capacity Deficit                   1,448       8,541      12,291      16,161      28,914

SYSTEM RESERVE MARGIN (%)          22.31       17.22       13.93       10.80        1.67

TABLE G12: REGIONAL GENERATION BALANCE

PURPOSE: Table G12 is a sales and generation balance sheet. Sales are divided into direct access by company, spot market by company and central dispatch sales, if any. Generation is by fuel type. Outside spot market purchases are also included.

USE: A summary sheet comparing sales and generation.

         Table G12: Regional Generation Balance (GWh/Yr) for 1999, DARW


                                   1994       1995       1996       1997       1998       1999
                                -------    -------    -------    -------    -------    -------
DIRECT ACCESS SALES
Minnesota Power                  10,723      3,423      1,856      2,014      3,184      2,977
Primergy                         71,063      5,444      6,504     43,852     60,252     58,690
Otter Tail Power                  4,924         41      1,283      1,264      1,361      4,966
Wisconsin Power and Light        11,586          0          0          0          0          0
Interstate/IES Utilities         16,714      1,866      5,829     13,232     16,716     17,338
North/South Dakota                4,058      5,101      1,786      2,444      4,477     11,902
Central Illinois Light Co.        6,030      1,037      1,821      3,786      5,680      7,532
Union Electric                   56,676     16,995     34,569     44,996     50,705     54,150
Commonwealth Edison              92,338          0          0          0          0          0
Illinois Power                   22,798      1,790      5,281     15,547     18,809     19,004
American Electric Power         139,119    140,280    142,803    146,524    148,827    144,085
Cinergy                          53,680      7,225     14,080     25,938     48,018     56,534
Iowa Illinois Gas & Electric      6,433        701      2,360      3,579      5,491      5,694
Canada                           41,001          0          0          0          0          0
Independent Power Producer            0          0          0          0          0          0
  Total                         537,143    183,904    218,172    303,177    363,521    382,872

SALES TO SPOT MARKET
Minnesota Power                       0      7,121     11,716     48,427     45,785     46,717
Primergy                              0     44,611     33,945     18,815     17,331     20,888
Otter Tail Power                      0        807        848        873        898        949
Wisconsin Power and Light             0     13,446     13,534     26,860     24,127     24,556
Interstate/IES Utilities              0      2,159      2,614          0          0          0
North/South Dakota                    0      3,960      4,041      4,119      4,140      4,243
Central Illinois Light Co.            0      2,825      1,904      1,604      1,808      2,407
Union Electric                        0     47,458     22,886          0          0          0
Commonwealth Edison                   0     81,656     76,717     70,108     57,038     63,927
Illinois Power                        0      3,044      1,829      2,108      2,611      3,789
American Electric Power               0     31,915     53,890     14,451     11,867     12,233
Cinergy                               0     71,484     69,911     45,745     41,312     44,389
Iowa Illinois Gas & Electric          0      3,700      6,456      4,485      4,671      4,725
Canada                                0     35,255     29,875     24,771     24,035     25,063
Independent Power Producer            0          0          0          0          0          0
  Total                               0    349,440    330,166    262,365    235,623    253,886

CENTRAL DISPATCH SALES                0          0          0          0          0          0

TOTAL SALES                     537,143    533,344    548,338    565,542    599,144    636,759


GENERATION
Gas/Oil Turbines                  2,835      1,026      2,523      2,692      2,742      3,152
Gas/Oil Combined Cycle                0          0     20,692     15,603     15,758     15,788
Gas/Oil Steam                     2,270      2,333      2,441      3,031      3,411      4,569
Coal Steam                      303,505    345,769    334,127    354,951    375,455    391,089
Advanced Coal                         0          0          0          0          0          0
Nuclear                         115,354    139,144    138,735    138,131    135,514    134,755
Hydro                            33,742     42,285     46,270     47,523     47,478     47,418
Waste                               447        484        252        679        563        552
  Total                         458,154    531,041    545,039    562,609    580,923    597,324

SPOT MARKET PURCHASES
Baseload                              0      2,303      3,262      2,933     18,221     39,434
Intermediate                          0          0          0          0          0          0
Peak                                  0          0          0          0          0          0
  Total                               0      2,303      3,262      2,933     18,221     39,435

PURCHASES                        77,500          0          0          0          0          0

CENTRAL DISPATCH PURCHASES            0          0          0          0          0          0

EMERGENCY                         1,488          0         37          0          0          0

TOTAL GENERATION & PURCHASES    537,143    533,344    548,338    565,542    599,144    636,759

TABLE G13: REGIONAL CAPACITY MARGINS

PURPOSE: Table G13 contains regional and system wide capacity margins.

USE: This table is useful when determining where to build new plants

DEFINITIONS:

o    CAPACITY MARGIN: Generation Capacity minus Retail Company Peak

o SYSTEM RESERVE MARGIN AND REGIONAL RESERVE MARGIN: Capacity Margin divided by Peak Load.

o EFFECTIVE SYSTEM AND REGION RESERVE MARGINS: The effective capacity margin is the total generating capacity derated based on forced and unforced outages less the peak load then divided by the peak load. This includes plant outages

           Table G13: Regional Capacity Margins (mW/Yr) for 1999, DARW



                                               1994         1995         1996         1997         1998         1999
                                           --------     --------     --------     --------     --------     --------
  RETAIL COMPANY PEAK
Minnesota Power                               1,338        1,424        1,561        1,727        1,915        2,113
Primergy                                     10,880        9,254        9,493        9,766       10,091       10,453
Otter Tail Power                                580          614          666          730          803          866
Wisconsin Power and Light                     2,002        2,000        2,047        2,124        2,223        2,313
Interstate/IES Utilities                      2,705        2,724        2,768        2,831        2,939        3,081
North/South Dakota                              600          745          970        1,226        1,478        1,695
Central Illinois Light Co.                    1,137        1,137        1,182        1,262        1,385        1,561
Union Electric                                8,875        8,862        9,001        9,186        9,345        9,413
Commonwealth Edison                          17,928       17,923       18,326       18,833       19,312       19,589
Illinois Power                                3,395        3,394        3,460        3,549        3,661        3,768
American Electric Power                      26,268       26,483       27,025       27,750       28,481       29,175
Cinergy                                       9,195        9,275        9,477        9,719        9,938       10,160
Iowa Illinois Gas & Electric                  1,034        1,043        1,060        1,088        1,136        1,208
Canada                                        6,334        6,461        6,590        6,719        6,801        6,795
Independent Power Producer                        0            0            0            0            0            0
  TOTAL                                      92,271       91,340       93,627       96,510       99,508      102,190

  GENERATION CAPACITY
Minnesota Power                               1,197        2,048        2,748       16,692       16,692       21,662
Primergy                                     13,271       15,516       15,516       15,516       15,516       20,136
Otter Tail Power                                573          971          971          971          971        1,260
Wisconsin Power and Light                     2,105        2,444        2,444        6,998        6,998        9,081
Interstate/IES Utilities                      2,922        3,853        4,553            0            0            0
North/South Dakota                              721          896          896          896          896        1,163
Central Illinois Light Co.                    1,257        1,324        1,324        1,324        1,324        1,719
Union Electric                               11,715       13,944       13,944            0            0            0
Commonwealth Edison                          24,396       25,113       25,813       25,813       25,813       33,498
Illinois Power                                5,164        5,762        5,762        5,762        5,762        7,478
American Electric Power                      23,383       28,677       28,677       28,677       28,677            0
Cinergy                                      11,611       12,248       12,248       12,248       12,248       15,895
Iowa Illinois Gas & Electric                  1,549        1,701        2,401        2,401        2,401        3,116
Canada                                        7,581        7,691        7,691        7,691        7,691        9,981
Independent Power Producer                        0            0            0            0            0            0
  TOTAL                                     107,445      122,190      124,990      124,990      124,990      124,990

CAPACITY MARGIN                              15,174       30,850       31,363       28,480       25,482       22,800

SYSTEM RESERVE MARGIN (%)                     16.45        33.78        33.50        29.51        25.61        22.31

EFFECTIVE SYSTEM RESERVE MARGIN (%)          (10.38)        2.64         2.82        (0.22)       (3.22)       (5.66)

  SYSTEM PEAK
MAPP Canada                                   6,334        6,414        6,473        6,539        6,580        6,578
MAPP US                                      12,830       11,958       12,407       12,922       13,531       14,142
MAIN                                         37,644       37,153       38,106       39,359       40,683       41,797
ECAR                                         35,463       35,815       36,641       37,690       38,715       39,673
  TOTAL                                      92,271       91,340       93,627       96,510       99,508      102,190

  REGIONAL CAPACITY
MAPP Canada                                   7,581        7,691        7,691        7,691        7,691        7,691
MAPP US                                      16,689       20,680       20,680       20,680       20,680       20,680
MAIN                                         48,181       52,894       52,894       52,894       52,894       52,894
ECAR                                         34,994       40,925       43,725       43,725       43,725       43,725
  TOTAL                                     107,445      122,190      124,990      124,990      124,990      124,990

  REGIONAL RESERVE MARGIN (%)
MAPP Canada                                   19.69        19.91        18.81        17.63        16.89        16.93
MAPP US                                       30.08        72.94        66.68        60.03        52.83        46.23
MAIN                                          27.99        42.37        38.81        34.39        30.01        26.55
ECAR                                          (1.32)       14.27        19.33        16.01        12.94        10.21

  EFFECTIVE REGIONAL RESERVE MARGIN (%)
MAPP Canada                                   (9.69)       (9.53)      (10.36)      (11.25       (11.81)      (11.78)
MAPP US                                        2.07        34.54        29.67        24.83        19.21        14.06
MAIN                                          (0.41)       10.42         7.66         4.20         0.81        (1.88)
ECAR                                         (25.59)      (13.90)       (8.97)      (11.50)      (13.84)      (15.65)

TABLE G14: UNIT COST SUMMARY

PURPOSE: Table G14 provides a break down of unit costs: operating expenses, fuel costs, O&M costs, purchase costs and other costs by company.

USE: This table is useful for evaluating your competitor's costs as well as determining the competitiveness of your own costs.

             Table G14: Unit Cost Summary (Mills/kWh) for 1999, DARW



                                   1994       1995       1996       1997       1998       1999
                                -------    -------    -------    -------    -------    -------
OPERATING EXPENSES
Minnesota Power                   40.65      19.35      20.03      20.30      19.74      19.56
Primergy                          38.23      25.30      25.21      25.50      23.94      23.74
Otter Tail Power                  36.25      23.53      20.54      20.61      20.93      22.64
Wisconsin Power and Light         42.49      27.23      25.25      24.81      23.12      23.42
Interstate/IES Utilities          56.00      55.26      33.96       0.00       0.00       0.00
North/South Dakota               100.29      56.44      45.55      35.61      25.79      18.41
Central Illinois Light Co.        56.22      70.10      75.87      68.56      47.50      33.39
Union Electric                    42.09      28.56      29.44       0.00       0.00       0.00
Commonwealth Edison               46.76      24.95      24.66      24.61      25.80      28.01
Illinois Power                    55.56      38.63      32.99      29.47      26.46      24.31
American Electric Power           33.55      21.47      21.14      20.27      20.50      21.28
Cinergy                           36.35      24.45      23.59      25.71      25.16      25.51
Iowa Illinois Gas & Electric      72.01      47.30      35.17      32.51      27.34      24.27
Canada                            16.46      13.13      12.73      11.03      10.68      12.17
Independent Power Producer         0.00       0.00       0.00       0.00       0.00       0.00

FUEL COSTS
Minnesota Power                   11.18      11.84      12.88      11.15      11.10      11.14
Primergy                          10.08      10.73       9.94       8.93       9.45       9.69
Otter Tail Power                  11.60      11.63      11.79      11.88      11.98      12.16
Wisconsin Power and Light         12.48      10.81      11.07      11.50      11.34      11.45
Interstate/IES Utilities          13.11      12.42      14.03       0.00       0.00       0.00
North/South Dakota                11.48      10.81      11.24      11.49      11.71      12.16
Central Illinois Light Co.        17.32      18.34      19.43      20.61      19.74      18.46
Union Electric                    11.90      12.00      11.06       0.00       0.00       0.00
Commonwealth Edison               11.07       4.89       4.76       4.85       5.53       6.12
Illinois Power                    13.32      12.89      13.68      13.70      13.93      14.13
American Electric Power           14.16      13.32      13.54      13.71      13.90      13.93
Cinergy                           14.21      13.83      14.31      14.33      14.27      14.31
Iowa Illinois Gas & Electric      10.04       8.57      10.98      10.78      11.18      11.41
Canada                             2.95       3.39       2.94       1.96       1.83       2.02
Independent Power Producer         0.00       0.00       0.00       0.00       0.00       0.00

O&M COSTS
Minnesota Power                    4.36       4.09       3.59       3.97       4.01       3.97
Primergy                           7.62       7.36       7.93       8.95       8.55       8.30
Otter Tail Power                   4.79       4.70       4.42       4.40       4.38       4.35
Wisconsin Power and Light          5.51       5.43       5.39       5.36       5.50       5.51
Interstate/IES Utilities           6.68      12.50       6.93       0.00       0.00       0.00
North/South Dakota                 5.59       5.43       5.30       5.28       5.16       5.02
Central Illinois Light Co.         4.56       7.24       9.37      10.73       9.48       7.36
Union Electric                     6.42       6.96       7.63       0.00       0.00       0.00
Commonwealth Edison               12.95      11.86      11.51      11.48      11.78      11.98
Illinois Power                     7.24       8.38       7.69       7.67       7.50       7.27
American Electric Power            5.89       5.85       5.56       5.30       5.02       4.97
Cinergy                            4.13       3.59       3.60       4.49       4.77       4.56
Iowa Illinois Gas & Electric      13.56      11.84       8.45       8.94       8.27       7.82
Canada                             4.88       4.92       4.56       4.19       4.13       4.23
Independent Power Producer         0.00       0.00       0.00       0.00       0.00       0.00

PURCHASE COSTS
Minnesota Power                     19.97         0.00         0.00         0.00        41.14         0.00
Primergy                            25.15         0.00         0.00         0.00         0.00         0.00
Otter Tail Power                    14.95        26.92        21.96        22.13        23.59        31.21
Wisconsin Power and Light           21.33         0.00         0.00         0.00         0.00         3.92
Interstate/IES Utilities            26.03        37.13         0.00         0.00         0.00         0.00
North/South Dakota                  24.70         0.00         0.00        41.22        48.51        79.16
Central Illinois Light Co.          26.60        37.13        39.65        40.92        48.07         0.00
Union Electric                      18.69        30.34        28.88         0.00         0.00         0.00
Commonwealth Edison                 42.07         0.00         0.00         0.00         0.00         0.00
Illinois Power                      16.74        37.28         0.00         0.00         0.00         0.00
American Electric Power             31.34        35.63        33.13        34.82        27.68        31.75
Cinergy                             19.24         0.00         0.00         0.00         0.00         0.00
Iowa Illinois Gas & Electric        16.75        26.86        29.62         0.00         0.00         0.00
Canada                              16.94         0.00         0.00         0.00         0.00         0.00
Independent Power Producer           0.00         0.00         0.00         0.00         0.00         0.00

OTHER COSTS
Minnesota Power                     10.82         3.41         3.56         5.18         4.63         4.45
Primergy                            15.52         7.20         7.34         7.62         5.94         5.75
Otter Tail Power                     8.82         5.97         2.75         2.73         2.58         2.20
Wisconsin Power and Light           20.62        11.00         8.79         7.95         6.27         6.46
Interstate/IES Utilities            25.43        30.35        13.00         0.00         0.00         0.00
North/South Dakota                  75.97        40.20        29.01        18.84         8.92         1.23
Central Illinois Light Co.          32.67        44.52        47.05        37.19        18.25         7.56
Union Electric                      18.90         9.59        10.68         0.00         0.00         0.00
Commonwealth Edison                 20.95         8.20         8.39         8.28         8.49         9.91
Illinois Power                      32.33        17.35        11.61         8.11         5.03         2.91
American Electric Power              5.52         2.10         1.96         1.19         0.87         0.23
Cinergy                             16.73         7.03         5.69         6.89         6.12         6.64
Iowa Illinois Gas & Electric        46.03        26.90        15.75        12.79         7.90         5.04
Canada                               8.39         4.82         5.23         4.88         4.72         5.93
Independent Power Producer           0.00         0.00         0.00         0.00         0.00         0.00

TABLE G15: TRANSMISSION CONSTRAINTS

PURPOSE: Table G15 charts the flow of electricity across critical transmission lines. Calculated are transmission flows and generation constrained off or on.

USE: This is the summary for transmission constraints and it is used to check for unexplained sales changes.

IMPORTANT DEFINITIONS:

GENERATION CONSTRAINED OFF: Generation forced off-line due to transmission constraints

GENERATION CONSTRAINED ON: Generation forced on-line because transmission constraints prohibited transmission of power from outside the region.

             Table G15: Transmission Constraints (MW) for 1999, DARW


                                                     1994        1995        1996        1997        1998        1999
                                                 --------    --------    --------    --------    --------    --------
  Demand at Peak Hour
MAPP Canada                                         6,334       6,414       6,473       6,539       6,580       6,578
MAPP US                                            12,830      11,958      12,407      12,922      13,531      14,142
MAIN                                               37,644      37,153      38,106      39,359      40,683      41,797
ECAR                                               35,463      35,815      36,641      37,690      38,715      39,673

  Generation at Peak Hour
MAPP Canada                                         6,142       5,803       5,803       5,803       5,803       6,214
MAPP US                                            12,568      14,019      14,527      15,108      15,758      15,955
MAIN                                               35,681      38,551      39,345      41,100      43,676      42,868
ECAR                                               33,834      33,151      34,160      34,670      34,364      37,236

  Flows Out of the Region
MAPP Canada                                             0           0           0           0           0           0
MAPP US                                                 0       2,061       2,121       2,186       2,227       1,813
MAIN                                                    0       1,398       1,239       1,741       2,993       1,071
ECAR                                                    0           0           0           0           0           0

  Flows Into the Region
MAPP Canada                                           192         611         671         736         777         363
MAPP US                                               262           0           0           0           0           0
MAIN                                                1,964           0           0           0           0           0
ECAR                                                1,629       2,664       2,481       3,021       4,351       2,438

  Unconstrained Generation
MAPP Canada                                         6,142       5,803       5,803       5,803       5,803       6,145
MAPP US                                            12,568      15,544      14,640      15,649      16,435      16,489
MAIN                                               35,681      37,027      39,345      40,574      42,999      42,868
ECAR                                               33,834      33,151      34,047      34,655      34,364      36,771

  Generation Constrained Off
MAPP Canada                                             0           0           0           0           0           0
MAPP US                                                 0       1,525         113         541         677         534
MAIN                                                    0           0           0           0           0           0
ECAR                                                    0           0           0           0           0           0

  Generation Constrained On
MAPP Canada                                             0           0           0           0           0          69
MAPP US                                                 0           0           0           0           0           0
MAIN                                                    0       1,525           0         526         677           0
ECAR                                                    0           0         113          14           0         465

  Nameplate Generating Capacity
MAPP Canada                                         7,581       7,691       7,691       7,691       7,691       7,691
MAPP US                                            16,689      20,680      20,680      20,680      20,680      20,680
MAIN                                               48,181      52,894      52,894      52,894      52,894      52,894
ECAR                                               34,994      40,925      43,725      43,725      43,725      43,725

  Nameplate Transmission Line Capacity
MAPP Canada to US                                   1,520       1,520       1,520       1,520       1,520       1,520
MAPP to MAIN                                        1,450       1,450       1,450       1,450       1,450       1,450
MAIN to ECAR                                        5,200       5,200       5,200       5,200       5,200       5,200

  Transmission Flows (Eastbound)
MAPP Canada to US                                       0           0           0           0           0           0
MAPP to MAIN                                            0       1,450       1,450       1,450       1,450       1,450
MAIN to ECAR                                        1,629       2,664       2,481       3,021       4,351       2,438

  Transmission Flows (Westbound)
MAPP Canada to US                                     192         611         671         736         777         363
MAPP to MAIN                                          454           0           0           0           0           0
MAIN to ECAR                                            0           0           0           0           0           0

  Transmission Capacity Available (Eastbound)
MAPP Canada to US                                   1,712       2,131       2,191       2,256       2,297       1,883
MAPP to MAIN                                        1,904           0           0           0           0           0
MAIN to ECAR                                        3,571       2,536       2,719       2,179         849       2,763

  Transmission Capacity Available (Westbound)
MAPP Canada to US                                   1,328         909         849         784         743       1,157
MAPP to MAIN                                          996       2,900       2,900       2,900       2,900       2,900
MAIN to ECAR                                        6,829       7,864       7,681       8,221       9,551       7,638